UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

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VILLAGEEDOCS

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INFORMATION STATEMENT VILLAGEEDOCS 14471 Chambers Road, Suite 105 Tustin, California 92780
NOTICE OF CONSENT SOLICITATION April 30, 2007

To the Stockholders of VillageEDOCS.:

You are being asked to consider and provide written consent to the following proposals:

The matters upon which action is being taken are:

1.	The election of five (5) directors to serve until the 2008 annual meeting of stockholders and until their successors are elected and qualified; and

2.	The reincorporation of the Company from California to Delaware by means of a merger with and into a wholly owned Delaware subsidiary;

3.

In connection with the reincorporation in Delaware, to increase the number of shares of common stock we are authorized to issued from four hundred million (400,000,000) to five hundred million (500,000,000); and

4.	To increase the number of options that we are authorized to grant pursuant to our 2002 Equity Incentive Plan from sixty million (60,000,000) to ninety million (90,000,000).

Attached is a consent statement that more fully describes the proposals. Please give this information your careful attention.

THE BOARD OF DIRECTORS UNANIMOUSLY APPROVED THE PROPOSALS AND RECOMMENDS THAT STOCKHOLDERS CONSENT TO THEM.

Please act promptly in marking, signing, and dating the enclosed consent card solicited by your board of directors, and delivering it by facsimile to the Company (714-734-1040) or returning it in the return envelope provided, which requires no postage if mailed in the United States.

Only stockholders of record at the close of business on the record date set by the Board of Directors, April 30, 2007 (the “Record Date”), are entitled to vote on the proposals.

BY ORDER OF THE BOARD OF DIRECTORS

J. Thomas Zender, Chairman

April 30, 2007

VOTING AND OTHER MATTERS

General

This Consent Statement and related solicitation materials are being furnished to you in connection with the solicitation of executed consents of the stockholders of VillageEDOCS by the board of directors. This information is being released to stockholders on or about _________ __, 2007.

We are soliciting consents to act upon the following proposals: (i) the election of five (5) directors to serve until the 2008 annual meeting of stockholders and until their successors are elected and qualified (ii) the reincorporation of the Company from California to Delaware by means of a merger with and into a wholly owned Delaware subsidiary, (iii) in connection with the reincorporation in Delaware, to increase the number of shares of common stock we are authorized to issued from four hundred million (400,000,000) to five hundred million (500,000,000), and (iv) to increase the number of options that we are authorized to grant pursuant to our 2002 Equity Incentive Plan from sixty million (60,000,000) to ninety million (90,000,000).

THE BOARD OF DIRECTORS UNANIMOUSLY APPROVED THE PROPOSALS AND RECOMMENDS THAT THE STOCKHOLDERS CONSENT TO THEM.

Each member of our Board of Directors who owns shares of our Common Stock and certain of our largest stockholders have indicated that they will consent to each of the proposals. These shares total approximately ___% of our outstanding voting stock as of April 30, 2007, the record date for this consent solicitation.

An explanation of the consent solicitation process, including the date on which consents expire and the revocability of consents is provided in the section of this Consent Statement entitled “Voting Rights and Solicitation.”

A form of consent is enclosed. Stockholders are requested to mark, sign, and date the enclosed form of consent and return it as promptly as possible by facsimile (714-xxx-xxxx) or in the envelope provided with these materials, which requires no postage if mailed in the United States.

Voting Securities and Voting Rights

Stockholders of record as of the close of business on April 30, 2007, are entitled to vote on the proposals. As of the Record Date, there were 147,868,127 shares of the Company’s common stock, no par value per share (the “Common Stock”), issued and outstanding. Each share is entitled to one vote on all issues requiring a stockholder vote. Directors shall be elected by a plurality of the votes cast.

The Consent Procedures

The elimination of the need for a special meeting of the shareholders to approve the actions is authorized by Section 603 of the California General Corporation Law, (the “California Law”). This Section provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting. According to Section 152 of the California Law, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to effect the merger between the Company’s and the Delaware subsidiary. In a special meeting and in order to effect the Amendment as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company voted to utilize the written consent of the majority shareholders of the Company.

Our Board set April 30, 2007 as the record date for this Consent Solicitation. Neither our articles of incorporation nor our bylaws contain any provision or language in any way limiting the right of stockholders to take action by written consent.

Why is VillageEDOCS Soliciting Consents as Opposed to Holding an Annual Meeting?

The Board of Directors believes it would not be in the best interest of the Company and its stockholders to incur the cost of holding an annual meeting in connection with these actions. Based on the foregoing, our Board of Directors has determined not to call an annual meeting of stockholders, and none will be held this year.

What Vote is Required?

In the case of this consent solicitation, written, unrevoked consents of the holders of a majority of the shares of the Common Stock outstanding and entitled to vote on April 30, 2007, the record date for determining stockholders entitled to express consent to the actions proposed in this solicitation, are required for approval of each proposal.

These consents must be delivered to us as described above to effect the proposals for which stockholder consents are being solicited.

What If I Sign a Consent But Do Not Indicate My Vote?

If a shareholder specifies how the consent card is to be voted with respect to the proposals, the consent card will be voted in accordance with that specification. If a shareholder fails to so specify, the consent card will be deemed consent to each of the proposals.

How Are Abstentions and Broker Non-Votes Treated?

Consent cards that reflect abstentions, withheld votes, and broker non-votes will be treated as voted for purposes of determining the affirmative vote necessary to approve the proposals. As such, abstentions, withheld votes, and broker non-votes have the effect of votes against the proposals.

What If I Do Not Consent But the Proposal is Still Approved?

Stockholders who do not consent to the approval of the proposals by execution of the consent card will nonetheless be bound by the proposals if sufficient written consents are received by us to approve the proposals as set forth above. No dissenters' or similar rights apply to stockholders who do not approve the proposals.

How Will Consents Be Solicited?

We will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Consent Statement, the consent, and any additional solicitation material furnished to stockholders. Copies of solicitation material will be furnished to fiduciaries and custodians holding shares in their names that are beneficially owned by others. The original solicitation of consents by mail may be supplemented by a solicitation by telephone, telegram, or other means by our directors, officers, or employees. No additional compensation will be paid to these individuals for any of those services. Except as described above, we do not presently intend to solicit consents other than by mail.

Can I Revoke My Consent?

A consent executed by a stockholder may be revoked at any time up until signed unrevoked consents by the holders of a majority of the votes of our Common Stock outstanding on the consent record date have been delivered to us in accordance with the Nevada Revised Statutes. To revoke a consent, a stockholder must deliver a written, signed and dated revocation prior to that time. A revocation may be in any written form validly signed by the record holder as long as it clearly states that the consent previously given is no longer effective. The revocation must be delivered to our principal executive offices or any other address provided by us for that purpose.

When Do Consents Expire?

All consents, regardless of when dated, will expire unless valid, unrevoked consents constituting the requisite number of outstanding shares of our Common Stock are delivered to us on or before 60 days of the earliest dated consent delivered to us.

Delivery of Consent Statement and Annual Report to Households

The Securities and Exchange Commission has implemented a rule permitting companies and brokers, banks or other intermediaries to deliver a single copy of an annual report and Consent Statement to households at which two or more beneficial owners reside. This method of delivery, which eliminates duplicate mailings, is referred to as “householding.” Beneficial owners sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding, either affirmatively or implicitly by not objecting to householding, will receive only one copy of the Company’s Annual Report and this Consent Statement.

If you hold your shares in your own name as a holder of record, householding will not apply to your shares.

Beneficial owners who reside at a shared address, at which a single copy of the Company’s Annual Report and this Consent Statement is delivered may obtain a separate Annual Report and/or Consent Statement without charge by sending a written request to: VillageEDOCS, 4471 Chambers Road, Suite 105, Tustin, California  92780, Attention: Investor Relations, or by calling the Company at (714) 734-1030. The Company will promptly deliver an Annual Report and Consent Statement upon receipt of such request.

Not all brokers, banks or other intermediaries may offer the opportunity to permit beneficial owners to participate in householding. If you want to participate in householding and eliminate duplicate mailings in the future, you must contact your broker, bank or other intermediary directly. Alternately, if you want to revoke your consent to householding and receive separate annual reports and Consent statements for each beneficial owner sharing your address, you must contact your broker, bank or other intermediary to revoke your consent.

Annual Report and Other Matters

Our Form 10-KSB for the fiscal year ended December 31, 2006, which was mailed to stockholders with or preceding this Consent Statement, contains financial and other information about the Company, but is not incorporated into this Consent Statement and is not to be considered a part of this Consent Statement materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

WE WILL PROVIDE UPON WRITTEN REQUEST, WITHOUT CHARGE TO EACH STOCKHOLDER OF RECORD AS OF THE RECORD DATE, A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006 AS FILED WITH THE SEC ANY EXHIBITS LISTED IN THE REPORTS ALSO WILL BE FURNISHED UPON REQUEST AT THE ACTUAL EXPENSE INCURRED BY US IN FURNISHING SUCH EXHIBITS. ANY SUCH REQUESTS SHOULD BE DIRECTED TO OUR SECRETARY AT OUR EXECUTIVE OFFICES SET FORTH IN THIS CONSENT STATEMENT.

The date on which this Information Statement was first sent to the shareholders is on, or about _________ _, 2007.

Outstanding Voting Stock of the Company

As of the Record Date, there were 147,868,127 shares of Common Stock, and 33,500,000 shares of Series A Convertible Preferred Stock, issued and outstanding. Preferred Stock has no voting rights. Accordingly, the Common Stock constitutes the sole outstanding class of voting securities of the Company. Each share of Common Stock entitles the holder to one (1) vote on all matters submitted to the shareholders.

Dissenter’s Rights of Appraisal

The Company is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under the Securities and Exchange Act of 1934, as amended, and the California Law. No dissenters' rights under the California Law are afforded to the company’s stockholders as a result of the adoption of these resolutions.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain information with respect to the beneficial ownership of shares of the Company’s Common Stock owned as of February 28, 2007 beneficially by (i) each person who beneficially owns more than 5% of the outstanding Common Stock, (ii) each director of the Company, (iii) the President and Chief Executive Officer of the Company, the executive officers and significant employees of the Company whose cash and non-cash compensation for services rendered to the Company for the year ended December 31, 2006 exceeded $100,000), and (iv) directors, executive officers, and significant employees as a group:

Name of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percent of Class (3) (4) (15)
James Townsend (5)	11,147,720	6.4
C. Alan Williams (6)	64,842,114	37.5
K. Mason Conner (7)	8,209,438	4.7
J. Thomas Zender (8)	1,714,499	1.0
H. Jay Hill (9)	6,565,999	3.8
Jerry T. Kendall (10)	920,000	*
Ricardo A. Salas (11)	140,000	*
Thor R. Bendickson (12)	1,636,532	*
Joe Torano	250,000	*
Michael Richard (13)	1,504,167	*
GoSolutions Equity LLC (14)	26,786,840	15.5
All directors, executive officers, and significant employees as a group (8 persons)	20,874,635	12.1

(1)  The address of each individual is in care of the Company.

(2)  Represents sole voting and investment power unless otherwise indicated.

(3)  Based on approximately 147,868,127 shares of the Company’s common stock outstanding at February 28, 2007, plus, as to each person listed, that portion of the Company’s common stock subject to outstanding options, warrants, and convertible debt which may be exercised or converted by such person, and as to all directors and executive officers as a group, unissued shares of the Company’s common stock as to which the members of such group have the right to acquire beneficial ownership upon the exercise of stock options or warrants, or conversion of convertible debt within 60 days of February 28, 2007.

(4)  Excludes 36,212,985 shares reserved for issuance under outstanding options and warrants.

(5)  Includes options to acquire 66,261 shares of common stock at $2.50 per share.

(6)  Includes $166,452 of debt and accrued interest convertible to 1,888,943 shares of common stock at $0.14 per share and warrants to acquire 5,000,000 shares at $0.10 per share.

(7)  Includes 124,106 shares and options to acquire 600,000 shares of common stock at $0.25 per share, options to acquire 65,674 shares at $2.50 per share, options to acquire 1,719,658 shares at $0.19 per share, options to acquire 3,500,000 shares at $0.15 per share, options to acquire 2,000,000 shares at $0.16 per share, and warrants to acquire 200,000 shares at $0.15 per share.

(8)  Includes options to acquire 290,000 shares of common stock at $0.20 per share, options to acquire 66,261 shares at $2.50 per share, options to acquire 918,825 shares at $0.19 per share, and options to acquire 200,000 shares at $0.15 per share.

(9)  Includes options to acquire 200,000 shares of common stock at $0.20 per share, options to acquire 65,674 shares at $2.50 per share, options to acquire 686,325 shares at $0.19 per share, options to acquire 1,500,000 shares at $0.18 per share, options to acquire 1,000,000 shares at $0.10 per share, options to acquire 500,000 shares at $0.15 per share, options to acquire 2,000,000 shares at $0.16 per share, and warrants to acquire 350,000 shares at $0.15 per share.

(10)  Includes options to acquire 120,000 shares of common stock at $0.18 per share and options to acquire 800,000 shares at $0.15 per share.

(11)  Includes options to acquire 120,000 shares of common stock at $0.18 per share.

(12)  Includes option to acquire 500,000 shares of common stock at $0.15 per share

(13)  Includes options to purchase 150,000 shares of common stock at $2.50 per share, options to purchase 387,500 shares of common stock at $0.1875 per share, options to purchase 650,000 shares of common stock at $0.15 per share, and options to purchase 250,000 shares at $0.16 per share.

(14)  The members of GoSolutions Equity LLC are Daniel M. Doyle, Sr., H. Scott Seltzer, Larry C. Morgan, Shaun C. Pope (who is an employee of GSI), Tom C. Lokey, and William Thompson Thorn, III.

(15)  Excludes up to 33,500,000 shares of our common stock underlying conversion of our Convertible Series A Preferred Stock issued to Barron Partners, LP (“Barron”).  We have entered into an agreement with Barron which provides that Barron will not acquire any additional shares of our common stock in the open market or convert our Convertible Series A Preferred Stock into our common stock or exercise warrants if the effect of such a purchase, exercise or conversion would be to increase Barron’s equity ownership position above 4.99%.  Accordingly, because it is not anticipated that Barron will acquire beneficial ownership within the next 60 days or shares of our common stock above 4.99% of our outstanding number of shares of common stock, such securities are excluded from the above table.

PROPOSAL #1 ELECTION OF DIRECTORS

Our directors are elected annually by the stockholders to serve until the next annual meeting of stockholders and until their respective successors are duly elected. Our current bylaws provide that the number of directors comprising the whole board shall be not less than three (3) nor more than five (5); however, subject to approval of shareholders owning a majority of our outstanding Common Stock, the maximum number of Directors will be increased from five (5) to nine (9). Our board of directors has recommended that the five incumbent directors named below be re-elected. If any nominee becomes unavailable for any reason, a situation which is not anticipated, a substitute nominee may be proposed by the board.

Shareholders holding shares representing ____% of the votes entitled to be cast at a meeting of the Company’s shareholders, consented in writing to the election of the directors named below. The approval by the shareholders will not become effective until 20 days from the date of the mailing of this Information Statement to the Company’s shareholders.

The following table sets forth certain information concerning the nominees for director:

J. THOMAS ZENDER has been a director since 1997 and has been Chairman of the Board since January 2001. He is an information technology industry consultant specializing in strategic business development with 36 years of management and marketing experience. He has held management positions at General Electric, Honeywell, ITT and other companies. Mr. Zender has been an officer in three publicly held corporations, one NYSE listed company and two NASDAQ traded companies. From 1996 through 2001, Mr. Zender served as an interim executive for several companies in their early stage, including CEO of VillageEDOCS from 1997 to 1999. He serves on the board of Ottawa University in Ottawa, Kansas. Mr. Zender currently serves on our Audit Committee and our Compensation Committee.

K. MASON CONNER has been our Chief Executive Officer since 1999. Mr. Conner joined the Company as Vice-President of Sales in 1997 and has been a Board Member since 1998, Acting Vice-President of Sales between 1998 and 2002, and President between 1998 and March 2006, and Mr. Conner is also a Director of TBS and Resolutions. He has 27 years in sales and business management experience, including 23 years of direct and channel sales experience in the voice and data communications products and services industry. In the early 1980’s he was involved in the application of Internet Protocol technologies. In the late 1980s and early 1990s he was a principal strategist for an international initiative to transform K-12 education through the use of the Internet. He was a principal consultant with LTS for the electronic vulnerability threat assessment of the Los Angeles Airport Department after the “UnaBomber” threat. He has held sales management positions with Banyan Systems, Doelz Networks, and Timeplex. During the five years prior to joining the Company, Mr. Conner was Director of Sales at Telecom Multimedia Systems from 1996 to 1997, Vice President of Sales at Lo Tiro-Sapere from 1995 to 1996, and Vice President of Sales at Digital Network Architectures from 1991 to 1995.

JERRY T. KENDALL joined the board of directors in the second quarter of 2005. On March 1, 2006, Mr. Kendall was appointed to serve as our President and Chief Operating Officer. Mr. Kendall is also President of the Company’s wholly-owned subsidiaries, MVI and TBS.  He has 40 years experience in technology sales and management. He has held executive management positions for 27 of those years at publicly held corporations, one New York Stock Exchange listed company and three NASDAQ listed companies. He was President and CEO at two of those companies, Sr. VP at one and Executive VP and President of the Americas at another. From April 2003 to August 2005, he was the President and Chief Operating Officer, was later appointed Chief Executive Officer, and additionally, served as a Director of Technology Research Corporation (“TRC”), a $39 million dollar public, electrical safety products, manufacturing company. Prior to TRC, Mr. Kendall held a number of executive management positions, including Executive VP and President of the Americas, with Sensormatic Electronics Corporation, then a $1.2 billion, publicly held, electronics security company. Mr. Kendall’s experience began with IBM in the mainframe business, included 10 years with Paradyne Corporation in high speed data communications and moved forward to include other specialty segments of hardware and software applications.

H. JAY HILL has been a director since 1997 and became the Executive Vice President of Corporate Development in May 2003. Mr. Hill is also a Vice President of Tailored Business Systems, Inc., one of our wholly-owed subsidiaries. For the last 20 years, he has primarily been a senior executive in turnaround situations in information technology and telecommunication companies. From November 2000 to May 2003, Mr. Hill was CEO, President and a Director of LightPort Advisors, Inc, a private Internet service provider for the financial services market. He has held similar positions with Unitron Medical Communications, Inc. (d/b/a Moon Communications) (1999-2000) and Amnet Corporation (Netlink) (1989-1994), and has held senior sales and marketing management positions with SunCoast Environmental Controls (1996-1999), Technology Research Corporation (1994-1996), Harris Corporation, Doelz Networks, Paradyne/AT&T, and Inforex. His primary background in sales and marketing commenced with Philadelphia Electric Company and IBM. Mr. Hill currently serves on our Audit Committee and our Compensation Committee.

RICARDO SALAS joined the board of directors in the second quarter of 2005.  Most recently, Mr. Salas served as the President and Chief Executive Officer of Liquidmetal Technologies. From January 2000 through June 2005, Mr. Salas served as Chief Executive Officer of iLIANT Corporation, an information technology and outsourcing service firm in the health care industry, and he continues to serve as Chairman of iLIANT. From 1987 through 2004, he was Vice President of J. Holdsworth Capital Ltd., a private investment firm. As an officer of J. Holdsworth Capital Ltd., Mr. Salas held positions in various investments including Medical Manager Corporation as a vice president between June 1999 and January 2000, National Medical Systems, Inc. as vice president between April 1994 and February 1997, and Uni Flange Corporation as vice president between June 1989 and June 1994. He currently serves as a director of VillageEDOCS, a provider of business information delivery services and products. Mr. Salas received his B.A. in Economics in 1986 from Harvard University in Cambridge, Massachusetts. Mr. Salas currently serves on our Audit Committee and our Compensation Committee.

GOSOLUTIONS BOARD DESIGNEE

In connection with our acquisition of GoSolutions, Inc. in May 2006, we agreed that certain former GoSolutions shareholders could designate an individual of their choosing to serve as a Director of VillageEDOCS. As of the date of this proxy, no individual has been identified to serve.

BOARD OF DIRECTOR COMPENSATION

Members of our board of directors receive no cash compensation for services as a director or for attendance at or participation in meetings. Directors receive options to purchase common stock as compensation for services as a director. In past years, directors have received options to purchase the Company’s common stock in consideration for services as a director. There has been no determination made as to the number and exercise price of options, if any, that will be issued to either K. Mason Conner or H. Jay Hill for service during terms following the term that expired on October 5, 2001. During 2005, our Board of Directors approved compensation arrangements with Jerry T. Kendall and Ricardo A. Salas in connection with their services as Directors. Pursuant to these arrangements, we issued options to purchase 600,000 shares of our common stock at $0.18 per share to each of Messrs. Kendall and Salas, vesting at a rate of 200,000 shares per year. Directors are reimbursed for out-of-pocket expenses incurred by them in connection with attending meetings. All directors have options to purchase shares of the Company’s common stock as set forth in the table in this Registration Statement. The Company has no other arrangements regarding compensation for services as a director.

COMMITTEES OF THE BOARD AND AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors has an Audit Committee and a Compensation Committee.

AUDIT COMMITTEE. The Audit Committee of the Board of Directors (the “Audit Committee”) monitors the integrity of the Company’s financial statements, the independence and qualifications of the independent registered public accounting firm, the performance of the Company’s independent registered public accounting firm and the effectiveness of the Company’s disclosure controls and procedures and internal controls. It is also responsible for retaining, evaluating, and, if appropriate, recommending the termination of the Company’s independent registered public accounting firm. The Audit Committee has been established under a charter approved by the Board. Our Audit Committee consists of Messrs. Zender, Hill, and Salas.  Mr. Salas serves as Chairman.  During 2006 the Audit Committee met one time.  In March 2006, Mr. Zender replaced Mr. Kendall on the Audit Committee in connection with Mr. Kendall’s appointment as the Company’s President and Chief Executive Officer. Because our board of directors is comprised of only five members, the Audit Committee includes one member of executive management, H. Jay Hill, who is not considered to be independent within the meaning of Item 7(d)(3)(iv) of Schedule 14A of the Securities Exchange Act of 1934, as amended. We are not required by the OTCBB to have an audit committee comprised entirely of independent directors. We do not have an audit committee financial expert as defined by Item 401(e) of Regulation S-B of the Exchange Act at this time because we believe that we are not in a position to attract suitable candidates due to insufficient capital resources. In addition, we are not required by the OCTBB to have an audit committee financial expert.

COMPENSATION COMMITTEE. The Compensation Committee of the Board of Directors (the “Compensation Committee”) administers the benefits, incentives and compensation of the Company’s executive officers, reviews the performance of the Company’s executive officers, reviews and approves executive compensation policy and objectives, concludes whether Company executives are compensated according to such standards, makes recommendations to the Board of Directors with respect to compensation, and carries out the Board’s responsibilities relating to all forms of executive compensation. The Compensation Committee has been established under a charter approved by the Board. Non-qualified stock options which are granted to the members of the Compensation Committee are recommended by the Company’s Chief Executive Officer and approved by the Board of Directors. Our Compensation Committee consists of Messrs. Zender, Hill, and Salas..  Mr. Zender serves as Chairman.  During 2006 the Compensation Committee met one time.  In March 2006, Mr. Zender replaced Mr. Kendall on the Compensation Committee in connection with Mr. Kendall’s appointment as the Company’s President and Chief Executive Officer.  Because our board of directors is comprised of only five members, the Compensation Committee includes one member of executive management, H. Jay Hill.  Mr. Hill recuses himself from votes and discussions on his own compensation.  We are not required by the OTCBB to have a compensation committee comprised entirely of independent directors.

OUR DIRECTORS, EXECUTIVE OFFICERS, AND SIGNIFICANT EMPLOYEES

The following table sets forth certain information with respect to each person who is a director, executive officer, or significant employee of the Company or its subsidiary as of December 31, 2006.

Name of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percent of Class (3) (4) (15)
James Townsend (5)	11,147,720	6.4
C. Alan Williams (6)	64,842,114	37.5
K. Mason Conner (7)	8,209,438	4.7
J. Thomas Zender (8)	1,714,499	1.0
H. Jay Hill (9)	6,565,999	3.8
Jerry T. Kendall (10)	920,000	*
Ricardo A. Salas (11)	140,000	*
Thor R. Bendickson (12)	1,636,532	*
Joe Torano	250,000	*
Michael Richard (13)	1,504,167	*
GoSolutions Equity LLC (14)	26,786,840	15.5
All directors, executive officers, and significant employees as a group (8 persons)	20,874,635	12.1

Executive officers are appointed by the Board of Directors and, subject to the terms of their employment agreements, serve until their successors are duly elected and qualify, subject to earlier removal by the Board of Directors. Directors are elected at the annual meeting of shareholders to serve for their term and until their successors are duly elected and qualify, or until their earlier resignation, removal from office, or death. The remaining directors may fill any vacancy in the Board of Directors for an unexpired term. The term of the current directors continues until the next annual meeting of shareholders to be held in 2006. Mr. Zender has been a director since August 1997, Mr. Hill since October 1997, Mr. Conner since October 1998, and Messrs. Kendall and Salas since July 2005.

BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS, DIRECTORS AND SIGNIFICANT EMPLOYEES

Resumes for Messrs. Zender, Conner, Kendall, Hill and Salas appear above.

MICHAEL A. RICHARD joined the Company in February 2001 and is the Chief Financial Officer and Corporate Secretary. Mr. Richard is also a Director and the Secretary of our wholly-owned subsidiaries, TBS and Resolutions and a Director of GSI. Mr. Richard has over 15 years of diverse management and public corporate reporting experience for start-up and early stage ventures. From 1999-2000 he served as V.P. Controller for The BigHub.com, Inc., a public new media company providing unique content, private label search engine, e-commerce solutions, and direct mail. From 1995-1999, Mr. Richard served first as Controller and then as Vice President, Accounting (principal accounting officer), and finally as a Director of PortaCom Wireless, Inc., a public developer and operator of companies with contracts to provide wireless telecommunication services in China and other emerging markets.

THOR BENDICKSON is the Company’s Chief Technology Officer and the President of GSI. Mr. Bendickson has been employed by GSI for over five years. Prior to joining GSI, he was Senior Vice President - Strategic Consulting for Mediacentric Group and Chief Operating Officer for ECWerks, Inc., a management and technology consulting services company focused on designing, developing and delivering ebusiness solutions.  Mr. Bendickson holds a BS in Computer Science and Accounting from Florida State University.

JOE TORANO is the Company’s Senior Vice President of Sales and Marketing.  Mr. Torano has over 25 years of international executive experience in operations, business planning, sales, and marketing in the technology sector.  Before joining the Company, Mr. Torano was Chief Operating Officer of ADOS Corporation, a provider of smart document management solutions.  Prior to ADOS, he served as Chief Operating Officer and a Director of FormScape, Inc., an enterprise document management software company.  Prior to FormScape, Mr. Torano held various sales and marketing leadership positions at IBM for twenty years in its Mainframe, Networking and PC Company.

Our Corporate Governance Practices

We have always believed in strong and effective corporate governance procedures and practices. In that spirit, we have summarized several of our corporate governance practices below.

Adopting Governance Guidelines

Our board of directors has adopted a set of corporate governance guidelines to establish a framework within which it will conduct its business and to guide management in its running of your Company. The governance guidelines can be found on our website at www.villageedocs.com and are summarized below.

Monitoring Board Effectiveness

It is important that our board of directors and its committees are performing effectively and in the best interest of the Company and its stockholders. The board of directors and each committee are responsible for annually assessing their effectiveness in fulfilling their obligations.

Conducting Formal Independent Director Sessions	At the conclusion of each regularly scheduled board meeting, the independent directors meet without our management or any non-independent directors.
Hiring Outside Advisors	The board and each of its committees may retain outside advisors and consultants of their choosing at our expense, without management’s consent.
Avoiding Conflicts of Interest

We expect our directors, executives and employees to conduct themselves with the highest degree of integrity, ethics and honesty. Our credibility and reputation depend upon the good judgment, ethical standards and personal integrity of each director, executive and employee. In order to provide assurances to the Company and its stockholders, we have implemented standards of business conduct which provide clear conflict of interest guidelines to its employees and directors, as well as an explanation of reporting and investigatory procedures.

Providing Transparency

We believe it is important that stockholders understand our governance practices. In order to help ensure transparency of our practices, we have posted information regarding our corporate governance procedures on our website at www.villageedocs.com

Communications with the Board of Directors

Although we do not have a formal policy regarding communications with the board of directors, stockholders may communicate with the board of directors by writing to the Company at VillageEDOCS Attention: Investor Relations, 14471 Chambers Road, Suite 105, Tustin, CA 92780. Stockholders who would like their submission directed to a member of the board may so specify, and the communication will be forwarded, as appropriate.

Standards of Business Conduct

The board of directors has adopted a Code of Business Conduct and Ethics for all of our employees and directors, including the Company’s principal executive and senior financial officers. You can obtain a copy of our Code of Business Conduct and Ethics via our website at www.villageedocs.com , or by making a written request to the Company at VillageEDOCS, Attention: Investor Relations, 14471 Chambers Road, Suite 105, Tustin, CA 92780. We will disclose any amendments to the Code of Business Conduct and Ethics, or waiver of a provision therefrom, on our website at the same address.

Ensuring Auditor Independence

We have taken a number of steps to ensure the continued independence of our independent registered public accounting firm.  That firm reports directly to the Audit Committee, which also has the ability to pre-approve or reject any non-audit services proposed to be conducted by our independent registered public accounting firm.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

General

The Compensation Committee of the Board of Directors is currently composed of two independent directors, Messrs. Zender and Salas, who have no “interlocking relationships” (as defined by the SEC), and Mr. Hill, who recuses himself from votes and discussions on his own compensation.

We are engaged in highly competitive businesses and compete nationally for personnel at the executive and technical staff level.  Outstanding candidates are aggressively recruited, often at premium salaries.  Highly qualified employees are essential to our success.  We are committed to providing competitive compensation that helps attract, retain, and motivate the highly skilled people we require.  We strongly believe that a considerable portion of the compensation for the Chief Executive Officer and other top executives must be tied to the achievement of business objectives, completing acquisitions, and to business unit and overall financial performance, both current and long-term.

Executive Compensation

Our executive compensation program is administered by the Compensation Committee. The role of the Compensation Committee is to review and approve salaries and other compensation of the executive officers of the Company, to administer the Long-Term Incentive Plan, and to review and approve stock option grants to all employees including the executive officers of the Company.

General Compensation Philosophy

Our compensation philosophy is that total cash compensation should vary with our performance and any long-term incentive should be closely aligned with the interest of the stockholders.  Total cash compensation for the executive officers consists of the following components:

Base salary

An executive officer bonus that is related to growth in our sales and operating earnings.

Long-term incentives are realized through the granting of stock options to executives and key employees through the 2002 Equity Incentive Plan.  We have also granted warrants to certain of our executive officers.  We have no other long-term incentive plans for our officers and employees.

Base Salary and Executive Officer Bonus Target

Current base salaries for the executive officers were determined by arms' length negotiations with the Board of Directors.  Messrs. Conner, Kendall, Richard and Hill have employment contracts with the Company which sets a base salary and, with respect to Messrs. Conner, Kendall, and Hill, allows for bonus targets and levels to be set at the sole discretion of this committee. During 2006, none of the executive officers reached their bonus targets, hence no bonuses were awarded to executive officers in 2006, nor will bonuses be awarded in 2007 for performance in 2006.

Chief Executive Officer Compensation

The current base salary for the Chief Executive Officer of $225,000 is set according to his employment contract, which also includes provision for annual bonuses at the sole discretion of this committee.  No bonuses were awarded to the Chief Executive Officer in 2006 and none were accrued based upon 2006 performance.

Stock Options

Stock options are granted to aid in the retention of executive and key employees and to align the interests of executive and key employees with those of the stockholders.  The level of stock options granted (i.e., the number of shares subject to each stock option grant) is based on the employee’s ability to impact future corporate results.  An employee’s ability to impact future corporate results depends on the level and amount of job responsibility of the individual.  Therefore, the level of stock options granted is proportional to the Compensation Committee’s evaluation of each employee’s job responsibility.  For example, Mason Conner, as the Chief Executive Officer, has the highest level of responsibility and would typically be awarded the highest level of stock options.  Stock options are granted at a price not less than the fair market value on the date granted.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth the aggregate compensation, for each of the last two years, awarded to, earned by or paid to:

(a)	our chief executive officer;

(b)

each of our two most highly compensated executive officers who were serving as executive officers at the end of the most recently completed fiscal year and whose total salary and bonus exceeds $100,000 per year; or

(c)

any additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as an executive officer of our company at the end of the most recently completed fiscal year (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive plan Compensation ($)	Total ($)
K. Mason Conner,	2006	210,000	—	—	—	—	210,000
President and CEO	2005	165,833	—	12,257	358,200	—	536,290

Jerry T. Kendall,	2006	166,667	—	—	120,000	—	286,667
President, Chief Operating Officer	2005	—	—	—	—	—	—

H. Jay Hill,	2006	183,333	—	7,260	—	—	190,593
Executive Vice President - Corporate Development	2005	130,000	22,120	9,240	386,850	—	548,210

Michael A. Richard,	2006	125,417	—	—	—	—	125,417
CFO and Secretary	2005	98,720	—	—	40,000	—	138,720

Assumptions relating to the estimated fair value of stock options granted to Mr. Kendall  during 2006 which we are accounting for in accordance with SFAS 123(R) are as follows:  risk-free interest rate of 3.55%; expected dividend yield 0%; expected option life of 5.0 years; and volatility of 316%.  Assumptions relating to the estimated fair value of stock options and warrants granted to Messrs. Conner, Kendall, Hill, and Richard during 2005, which we are accounting for in accordance with SFAS 123(R) are as follows: risk-free interest rate of 3.8%; expected dividend yield 0%; expected option  life of 5.29 years; and volatility of 209%.  Please see Note 3 to our consolidated financial statements for further discussion of our assumptions relating to the estimated fair value of equity awards.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE

We compensate our executive officers through a combination of a base salary, a cash bonus, and options to purchase shares of our common stock.  In addition, in the future, we may provide other perquisites to some of our executive officers.  The bonus paid Mr. Hill in 2005 was determined by our board of directors, and was based on the performance of the executive officer and the company.  We do not have a formal plan for determining the compensation of our executive officers. Instead, each executive officer negotiates their respective employment agreement with us.

All agreements with our named executive officers that provide for payments to such named executive officers at, following or in connection with the resignation, retirement or other termination of such named executive officers, or a change in control of our company or a change in the responsibilities of such named executive officers following a change in control are set forth  in the following description of their respective employment agreements.

EMPLOYMENT AND OTHER AGREEMENTS

We have entered into employment agreements with K. Mason Conner, our Chief Executive Officer, Jerry T. Kendall, our President and Chief Operating Officer, H. Jay Hill, our Executive Vice President - Corporate Development, and Michael Richard, our Chief Financial Officer.  In addition, in connection with our acquisition of GSI, we have entered into an employment agreement with Thor R. Bendickson. On June 16, 2004, a written consent was filed with the Company to approve the employment agreements with Messrs. Conner, Hill, and Richard and on April 28, 2005 and again on May 1, 2006, each of these agreements was amended. Following is a summary of the significant terms of each of the employment agreements:

K. MASON CONNER. Mr. Conner’s employment agreement, dated as of June 10, 2004, and amended as of May 1, 2006, provides for Mr. Conner to serve as our President and Chief Executive Officer for a term ending June 14, 2010. The employment agreement provides that, the term of the agreement shall automatically be extended for successive one year renewal terms, provided that if either Mr. Conner or the Company gives the other party at least ninety days advance written notice of his or its intention to not renew the agreement for an additional term, the agreement will terminate upon the expiration of the current term.

Pursuant to the employment agreement, Mr. Conner received a base salary of $150,000 for the period from June 15, 2004 until April 16, 2005, at which time his base salary was increased to $180,000. Effective as of May 1, 2006, Mr. Conner’s annual salary was increased to $225,000. The Board will review his salary at annual intervals, and may adjust his annual base salary from time to time as the Board of Directors or its Compensation Committee deems to be appropriate, provided, however, that the salary for the twelve month period beginning May 1, 2007 and each succeeding year shall not be less than 105% of the salary for the prior year. Mr. Conner is entitled to an incentive bonus based upon the Company’s net income. For the 2004 fiscal year, Mr. Conner was paid a bonus equal to 10% of the Company’s net income. For the year 2005, the percentage bonus will be 7% of the net income paid in cash and 5% paid in Company shares. The number of Company shares issuable to the Executive shall be based upon the average closing price of the Company’s shares for the ten (10) trading days ending on March 31st of the following year. Each year subsequent to 2005, the board will establish the percentages; during 2006 and 2007 the percentages shall not be less than 4% and 2% respectively.

Pursuant to the employment agreement, we have granted Mr. Conner options for 3,500,000 shares of our common stock (the “Option Shares”). The Option Shares will vest over a five year period and may be exercised during the seven year period after vesting. If Mr. Conner voluntarily resigns or is terminated for cause, all unvested options will be forfeited and cancelled; provided, that Mr. Conner shall be fully vested in one-half of his then unvested Option Shares (A) in the event of his termination by the Company other than for cause, (B) upon the consummation of a Change in Control, or (C) upon Mr. Conner’s death or disability. The Company has agreed to use its best efforts to register, and maintain the effectiveness of a registration statement on Form S-8, for resale all of the Option Shares granted to Mr. Conner and, at any time that Form S-8 is not effective, to grant him piggyback registration with respect to any registration statement filed by the Company.

Mr. Conner also is entitled to participate in any benefits plans maintained by the Company for its executives or employees and is entitled to four weeks annual vacation. He is also entitled to be reimbursed for business expenses incurred by him in promoting the Company’s business.

If Mr. Conner’s employment is terminated for reasons other than death, disability, cause, or voluntary termination by Mr. Conner, the Company will be obligated to make monthly payments to Mr. Conner for twelve (12) months. Each monthly payment shall be equal to one-twelfth (1/12th) of twice Mr. Conner’s annual base salary, as in effect on the date of termination. In addition, any restricted stock, stock options or other awards granted to him will become immediately vested in full and, in the case of stock options, exercisable in full.  Mr. Conner will also be permitted to continue to participate for a period of one year, at the Company’s expense, in all benefit and insurance plans, coverage and programs in which he was participating as of the termination date.

The Company may terminate the agreement if it determines that Mr. Conner has been unable to attend to his duties for at least ninety (90) days because of a medically diagnosable physical or mental condition, and has received a written opinion from a physician acceptable to the Board that such condition prevents him from resuming full performance of his duties and is likely to continue for an indefinite period. Upon such termination, the Company shall pay Mr. Conner a monthly disability benefit equal to one-twelfth (1/12th) of his current annual base salary at the time he became permanently disabled until the earliest of (i) the month in which the he returns to active employment, either with the Company or otherwise, (ii) the end of the initial term of the agreement, or the current renewal term, as the case may be, or (iii) the twenty-fourth month after the date of the termination. Any such payments shall be reduced by any amounts paid to Mr. Conner under any long-term disability plan or other disability program or insurance policies maintained or provided by the Company.

If Mr. Conner is terminated for Cause, he shall be entitled to receive his base salary through the date of termination and any non-forfeitable benefits earned and payable to him under the terms of deferred compensation or incentive plans maintained by the Company. In the event of a Change in Corporate Control, any restricted stock, stock options or other awards granted to Mr. Conner shall become immediately vested in full and, in the case of stock options, exercisable in full. Additionally, if at any time during the twelve (12) consecutive months following or six (6) months prior to the occurrence of a Change in Corporate Control, Mr. Conner is involuntarily terminated (other than for Cause) by the Company, he shall be entitled to lump sum severance pay in an amount equal to the sum of (i) 299% of his annual base salary in effect at the time of the Change in Corporate Control plus (ii) 299% of the annual bonus paid to him with respect to the last fiscal year ending prior to the Change in Corporate Control.

JERRY T. KENDALL. On March 1, 2006, we entered into an executive employment agreement with Jerry T. Kendall, who is also a director of the Company.  The employment agreement provides for Mr. Kendall to serve as our President and Chief Operating Officer for a term of two years from March 1, 2006.  The employment agreement provides that, the term of the agreement shall automatically be extended for successive one year renewal terms, provided that if either Mr. Kendall or the Company gives the other party at least ninety days advance written notice of his or its intention to not renew the agreement for an additional term, the agreement will terminate upon the expiration of the current term.

Pursuant to his employment agreement, Mr. Kendall will receive a base salary of $200,000. The Company will review Mr. Kendall’s salary at annual intervals, and may adjust his annual base salary from time to time as the Board of Directors or its Compensation Committee deems to be appropriate, provided, however, that the salary for the twelve month period beginning March 1, 2007 and each succeeding year shall not be less than 105% of the salary for the prior year. Mr. Kendall is entitled to an incentive bonus based upon the Company’s EBITDA (EBITDA is defined as net income from operations as presented in the Company’s most recent audited statement of operations less depreciation and amortization expense).  For the 2006 fiscal year, the percentage bonus, prorated for the months employed in 2006, will be 3% of the EBITDA paid in cash and 2% paid in Company shares.  The number of Company shares issuable to Mr. Kendall shall be based upon the average closing price of the Company’s shares for the ten (10) trading days ending on March 31st of the following year. Each year subsequent to 2006, the board will establish the percentages no later than January 31.

Pursuant to his employment agreement, the Company has granted Mr. Kendall options for 4,000,000 shares of its common stock which will vest over a five year period and may be exercised during the seven year period after vesting.  If Mr. Kendall voluntarily resigns or is terminated for cause, all unvested options will be forfeited and cancelled; provided, that Mr. Kendall shall be fully vested in any of his then unvested option shares (A) in the event of his termination by the Company other than for cause, (B) upon the consummation of a Change in Control, or (C) upon Mr. Kendall’s death or disability.  The Company has agreed to use its best efforts to register, and maintain the effectiveness of a registration statement on Form S-8, for resale all of the option shares granted to Mr. Kendall and, at any time that Form S-8 is not effective, to grant him piggyback registration with respect to any registration statement filed by the Company.

Mr. Kendall also is entitled to participate in any benefits plans maintained by the Company for its executives or employees and is entitled to four weeks annual vacation. He is also entitled to be reimbursed for business expenses incurred by him in promoting the Company’s business.

If Mr. Kendall’s employment is terminated for reasons other than death, disability, cause, or voluntary termination by Mr. Kendall, the Company will be obligated to make monthly payments to Mr. Kendall for the remaining term of the agreement but not more than six (6) months if the termination occurs within the first twelve months from the effective date and not less than twelve (12) months if the termination occurs subsequent to the first twelve months from the effective date. Each monthly payment shall be equal to one-twelfth (1/12th) of Mr. Kendall’s annual base salary, as in effect on the date of termination. In addition, any restricted stock, stock options or other awards granted to him will become immediately vested in full and, in the case of stock options, exercisable in full. Mr. Kendall will also be permitted to continue to participate for a period of one year, at the Company’s expense, in all benefit and insurance plans, coverage and programs in which he was participating as of the termination date.

The Company may terminate the agreement if it determines that Mr. Kendall has been unable to attend to his duties for at least ninety (90) days because of a medically diagnosable physical or mental condition, and has received a written opinion from a physician acceptable to the Board that such condition prevents him from resuming full performance of his duties and is likely to continue for an indefinite period.  Upon such termination, the Company shall pay Mr. Kendall a monthly disability benefit equal to one-twelfth (1/12th) of his current annual base salary at the time he became permanently disabled until the earliest of (i) the month in which the he returns to active employment, either with the Company or otherwise, (ii) the end of the initial term of the agreement, or the current renewal term, as the case may be, or (iii) the twenty-fourth month after the date of the termination. Any such payments shall be reduced by any amounts paid to Mr. Kendall under any long-term disability plan or other disability program or insurance policies maintained or provided by the Company.

If Mr. Kendall is terminated for Cause, he shall be entitled to receive his base salary through the date of termination and any non-forfeitable benefits earned and payable to him under the terms of deferred compensation or incentive plans maintained by the Company.

In the event of a non-renewal of the employment agreement, Mr. Kendall will vest 25% of the unvested portion of the stock option granted in connection with the agreement and any stock options granted Mr. Kendall prior to the employment agreement, have a modified term of the covenant not to compete equal to the greater of twelve months or the number of months of severance pay granted, and will receive a series of monthly payments for a minimum of twelve months, each of which shall be equal to one-twelfth of Mr. Kendall’s annual base salary as in effect at the end of the term.

In the event of a Change in Corporate Control, any restricted stock, stock options or other awards granted to Mr. Kendall shall become immediately vested in full and, in the case of stock options, exercisable in full. Additionally, if at any time during the twelve (12) consecutive months following or six (6) months prior to the occurrence of a Change in Corporate Control, Mr. Kendall is involuntarily terminated (other than for Cause) by the Company, he shall be entitled to lump sum severance pay in an amount equal to the sum of 100% of his annual base salary in effect at the time of the Change in Corporate Control.

H. JAY HILL.  Mr. Hill’s employment agreement, dated as of June 10, 2004, as amended May 1, 2006, provides for Mr. Hill to serve as our Executive Vice President - Corporate Development for a term commencing June 16, 2004 and ending June 15, 2010. The employment agreement provides that, the term of the agreement shall automatically be extended for successive one year renewal terms, provided that if either Mr. Hill or the Company gives the other party at least ninety days advance written notice of his or its intention to not renew the agreement for an additional term, the agreement will terminate upon the expiration of the current term.

The employment agreement provides for Mr. Hill to receive a base salary of $120,000 until April 16, 2005, at which time his base salary was increased to $150,000. Effective May 1, 2006, Mr. Hill’s annual salary was increased to $200,000. The Board will review Mr. Hill’s salary at annual intervals, and may adjust his annual base salary from time to time as the Board of Directors or its Compensation Committee deems to be appropriate, provided, however, that the salary for the twelve month period beginning May 1, 2007 and each succeeding year shall not be less than 105% of the salary for the prior year.

Mr. Hill will be paid an incentive bonus based on the Company’s profitability.  At the end of each fiscal year, commencing with 2005, Mr. Hill will earn a percentage of the net income under GAAP to be paid the month following the filing of the 10K report. For the year 2005, the percentage bonus will be 5% of the net income paid in cash and 4% paid in Company shares. The number of Company shares issuable to Mr. Hill shall be based upon the average closing price of the Company’s shares for the ten (10) trading days ending on March 31st of the following year. Each year subsequent to 2005, the board will establish the percentages; during 2006 and 2007 the percentages shall not be less than 3% and 2% respectively.

Pursuant to the employment agreement, we have granted Mr. Hill options for 500,000 shares of our common stock (the “Option Shares”). The Option Shares will vest over a five year period and may be exercised during the seven year period after vesting. If Mr. Hill voluntarily resigns or is terminated for cause, all unvested options will be forfeited and cancelled; provided, that Mr. Hill shall be fully vested in then unvested Option Shares (A) in the event of his termination by the Company other than for cause, (B) upon the consummation of a Change in Control, or (C) upon Mr. Hill’s death or disability. The Company has agreed to use its best efforts to register, and maintain the effectiveness of a registration statement on Form S-8, for resale all of the Option Shares granted to Mr. Hill and, at any time that Form S-8 is not effective, to grant him piggyback registration with respect to any registration statement filed by the Company.

Mr. Hill also is entitled to participate in any benefits plans maintained by the Company for its executives or employees and is entitled to four weeks annual vacation. He is also entitled to be reimbursed for business expenses incurred by him in promoting the Company’s business.

If Mr. Hill’s employment is terminated for reasons other than death, disability, or voluntary termination by Mr. Hill, the Company will be obligated to make monthly payments to Mr. Hill for each month during the remaining term of the employment agreement, but not less than twelve (12) months. Each monthly payment shall be equal to one-twelfth (1/12th) of twice Mr. Hill’s annual base salary, as in effect on the date of termination.  In addition, any restricted stock, stock options or other awards granted to him will become immediately vested in full and, in the case of stock options, exercisable in full. Mr. Hill will also be permitted to continue to participate for a period of one year, at the Company’s expense, in all benefit and insurance plans, coverage and programs in which he was participating as of the termination date.

The Company may terminate the agreement if it determines that Mr. Hill has been unable to attend to his duties for at least ninety (90) days because of a medically diagnosable physical or mental condition, and has received a written opinion from a physician acceptable to the Board that such condition prevents him from resuming full performance of his duties and is likely to continue for an indefinite period.  Upon such termination, the Company shall pay Mr. Hill a monthly disability benefit equal to one-twelfth (1/12th) of his current annual base salary at the time he became permanently disabled until the earliest of (i) the month in which the he returns to active employment, either with the Company or otherwise, (ii) the end of the initial term of the agreement, or the current renewal term, as the case may be, or (iii) the twenty-fourth month after the date of the termination. Any such payments shall be reduced by any amounts paid to Mr. Hill under any long-term disability plan or other disability program or insurance policies maintained or provided by the Company.

If Mr. Hill is terminated for Cause, he shall be entitled to receive his base salary through the date of termination and any non-forfeitable benefits earned and payable to him under the terms of deferred compensation or incentive plans maintained by the Company.

In the event of a Change in Corporate Control, any restricted stock, stock options or other awards granted to Mr. Hill shall become immediately vested in full and, in the case of stock options, exercisable in full. Additionally, if at any time during the twelve (12) consecutive months following or six (6) months prior to the occurrence of a Change in Corporate Control, Mr. Hill is involuntarily terminated (other than for Cause) by the Company, he shall be entitled to lump sum severance pay in an amount equal to the sum of (i) 200% of his annual base salary in effect at the time of the Change in Corporate Control plus (ii) 200% of the annual bonus paid to him with respect to the last fiscal year ending prior to the Change in Corporate Control.

MICHAEL RICHARD. Mr. Richard’s employment agreement, dated as of June 10, 2004, as amended May 1, 2006, provides for Mr. Richard to serve as our Chief Financial Officer for a term commencing June 15, 2004 and ending June 14, 2008.  The employment agreement provides that, the term of the agreement shall automatically be extended for successive one year renewal terms, provided that if either Mr. Richard or the Company gives the other party at least ninety days advance written notice of his or its intention to not renew the agreement for an additional term, the agreement will terminate upon the expiration of the current term.

The employment agreement provides for Mr. Richard to receive a base salary of $95,000 until April 16, 2005, at which time his base salary was increased to $100,000. Effective May 1, 2006, Mr. Richard’s annual base salary was increased to $125,000 and to $160,000 on October 1, 2006.  The Board will review Mr. Richard’s salary at annual intervals, and may adjust his annual base salary from time to time as the Chief Executive Officer deems to be appropriate, provided, however, that the salary for the twelve month period beginning May 1, 2007 and each succeeding year shall not be less than 105% of the salary for the prior year.

Pursuant to the employment agreement, we have granted Mr. Richard options for 650,000 shares of our common stock (the “Option Shares”). The Option Shares will vest over a five year period and may be exercised during the seven year period after vesting. If Mr. Richard voluntarily resigns or is terminated for cause, all unvested options will be forfeited and cancelled; provided, that Mr. Richard shall be fully vested in then unvested Option Shares (A) in the event of his termination by the Company other than for cause, (B) upon the consummation of a Change in Control, or (C) upon Mr. Richard’s death or disability.  The Company has agreed to use its best efforts to register, and maintain the effectiveness of a registration statement on Form S-8, for resale all of the Option Shares granted to Mr. Richard and, at any time that Form S-8 is not effective, to grant him piggyback registration with respect to any registration statement filed by the Company.

Mr. Richard also is entitled to participate in any benefits plans maintained by the Company for its executives or employees and is entitled to three weeks annual vacation. He is also entitled to be reimbursed for business expenses incurred by him in promoting the Company’s business. If Mr. Richard’s employment is terminated for reasons other than death, disability, or voluntary termination by Mr. Richard, the Company will be obligated to make monthly payments to Mr. Richard for each month during the remaining term of the employment agreement, but not less than six (6) months.  Each monthly payment shall be equal to one-twelfth (1/12th) of his annual base salary, as in effect on the date of termination. In addition, any restricted stock, stock options or other awards granted to him will become immediately vested in full and, in the case of stock options, exercisable in full. Mr. Richard will also be permitted to continue to participate for a period of six (6) months, at the Company’s expense, in all benefit and insurance plans, coverage and programs in which he was participating as of the termination date.

The Company may terminate the agreement if it determines that Mr. Richard has been unable to attend to his duties for at least ninety (90) days because of a medically diagnosable physical or mental condition, and has received a written opinion from a physician acceptable to the Board that such condition prevents him from resuming full performance of his duties and is likely to continue for an indefinite period.  Upon such termination, the Company shall pay Mr. Richard a monthly disability benefit equal to one-twelfth (1/12th) of his current annual base salary at the time he became permanently disabled until the earliest of (i) the month in which the he returns to active employment, either with the Company or otherwise, (ii) the end of the initial term of the agreement, or the current renewal term, as the case may be, or (iii) the sixth month after the date of the termination.  Any such payments shall be reduced by any amounts paid to Mr. Richard under any long-term disability plan or other disability program or insurance policies maintained or provided by the Company.

If Mr. Richard is terminated for Cause, he shall be entitled to receive his base salary through the date of termination and any non-forfeitable benefits earned and payable to him under the terms of deferred compensation or incentive plans maintained by the Company.

In the event of a Change in Corporate Control, any restricted stock, stock options or other awards granted to Mr. Richard shall become immediately vested in full and, in the case of stock options, exercisable in full.  Additionally, if at any time during the twelve (12) consecutive months following or six (6) months prior to the occurrence of a Change in Corporate Control, Mr. Richard is involuntarily terminated (other than for Cause) by the Company, he shall be entitled to lump sum severance pay in an amount equal to the sum of (i) 50% of his annual base salary in effect at the time of the Change in Corporate Control plus (ii) 50% of the annual bonus paid to him with respect to the last fiscal year ending prior to the Change in Corporate Control.

THOR BENDICKSON. Mr. Bendickson’s employment agreement, dated as of April 27, 2006 provides for Mr. Bendickson to serve as President of GSI for a term of three years. The employment agreement provides that, the term of the agreement shall automatically be extended for successive one year renewal terms, provided that if either Mr. Bendickson or GSI gives the other party at least sixty days advance written notice of his or its intention to not renew the agreement for an additional term, the agreement will terminate upon the expiration of the current term.

The employment agreement provides for Mr. Bendickson to receive a base salary of $190,000 for the first twelve months and $200,000 for the second twelve months.  Thereafter, the CEO of VillageEDOCS will review his base salary at annual intervals and determine a salary; provided, however, that any such base salary shall not be less than 105% of the prior year’s base salary. Mr. Bendickson is also entitled to participate in an incentive compensation plan based upon GSI attaining certain operating objectives.

Pursuant to the employment agreement, we have granted Mr. Bendickson options for 2,500,000 shares of our common stock (the “Option Shares”). The Option Shares will vest over a five year period and may be exercised during the seven year period after vesting.  If Mr. Bendickson voluntarily resigns or is terminated for cause, all unvested options will be forfeited and cancelled; provided, that Mr. Bendickson shall be fully vested in then unvested Option Shares (A) in the event of his termination by the Company other than for cause, (B) upon the consummation of a Change in Control, or (C) upon his death or disability. The Company has agreed to use its best efforts to register, and maintain the effectiveness of a registration statement on Form S-8, for resale all of the Option Shares granted to Mr. Bendickson.

Mr. Bendickson also is entitled to participate in any benefits plans maintained by the Company for its executives or employees and is entitled to five weeks annual vacation. He is also entitled to be reimbursed for business expenses incurred by him.

If his employment is terminated for reasons other than death, disability, “good reason”, or voluntary termination by Mr. Bendickson, the Company will be obligated to make monthly payments equal to his monthly base salary for the longer of twelve months or the remaining term of the employment agreement.

JOE TORANO.  Mr. Torano’s employment offer letter, dated September 28, 2006, provides for Mr. Torano to serve as Senior Vice President of Sales and Marketing and to receive a base salary of $160,000 per year.  His employment is at-will.  Mr. Torano is entitled to incentive bonus payments based upon achieving certain growth targets.

Pursuant to the employment offer letter, the Company has agreed to grant Mr. Torano options to purchase 2,000,000 shares of our common stock at $0.15 per share which will vest over a five year period and may be exercised during the seven year period after vesting. If Mr. Torano’s employment is terminated for any reason, all vested and unvested options will be forfeited and cancelled if unexercised in the ninety day period following the date of any such termination.  In addition, Mr. Torano will be granted options to purchase an additional 250,000 shares at market price on the date of grant after the twelfth and twenty-fourth months from his date of hire, and options to purchase 500,000 shares at market price on the date of grant after the thirty-sixth month from his date of hire.

Mr. Torano also is entitled to participate in any benefits plans maintained by the Company for its executives or employees and is entitled to three weeks annual vacation. He is also entitled to be reimbursed for business expenses incurred by him in promoting the Company’s business.

In the event of a Change in Corporate Control, any stock options granted to Mr. Torano shall become immediately vested in full and, in the case of stock options, exercisable in full.

The foregoing descriptions of the employment agreements are qualified in their entirety by reference to the actual terms of each agreement, copies of which have been filed with the Commission.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review and Approval of Related Person Transactions.

In the future, the Audit Committee will review all relationships and transactions in which the company and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. The company’s legal consultant is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether the company or a related person has a direct or indirect material interest in the transaction. As required under SEC rules, transactions that are determined to be directly or indirectly material to the company or a related person are disclosed in the company’s proxy statement. In addition, the Audit Committee reviews and approves or ratifies any related person transaction that is required to be disclosed. As set forth in the Audit Committee’s key practices, in the course of its review and approval or ratification of a disclosable related party transaction, the committee considers:

•	the nature of the related person’s interest in the transaction;
•	the material terms of the transaction, including, without limitation, the amount and type of transaction;
•	the importance of the transaction to the related person;
•	the importance of the transaction to the company;
•	whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the company; and
•	any other matters the committee deems appropriate.

Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction, provided, however, that such director may be counted in determining the presence of a quorum at a meeting of the committee that considers the transaction.

Description of Related Party Transactions

TBS leases the building that houses substantially all of its operations from Perimeter Center Partners, which is controlled by James L. Campbell and Stephen A. Garner.  Messrs. Campbell and Garner are the former owners of TBS and are significant employees of the Company.  The lease commenced on February 1, 2004 and has a term of five years, with monthly payments of $6,200 per month.  The Company has executed a Guaranty with respect to the lease.

GSI leases the St. Petersburg office space pursuant to a noncancelable operating lease agreement expiring in April 30, 2011 at a cost of $12,653 per month.    The building in which the office space is located is owned by an entity in which a member of GoSolutions Equity LLC (a related party) owns an interest.

On May 1, 2006 and in connection with the acquisition of GSI, the Company issued 42,663,879 shares of its restricted common stock to approximately 37 shareholders of GSI.  The shares were valued at $0.10 per share (the estimated fair value on the date of acquisition).

On May 1, 2006 and in connection with the acquisition of TBS, the Company issued 1,100,000 shares of its restricted common stock to each of James L. Campbell and Stephen A. Garner, pursuant to the acquisition agreement.  The shares were valued at $0.11 per share (the estimated fair value on the date that the shares were earned).

On June 29, 2006 and in connection with the acquisition of TBS, the Company issued 66,000 shares of its restricted common stock to H. Jay Hill, who is an officer and director of the Company, as a finder’s fee.  The shares were valued at $0.11 per share (the estimated fair value on the date that the shares were earned).

During February 2005 and in connection with the acquisition of TBS, the Company agreed to issue 1,100,000 shares of its restricted common stock to each of James L. Campbell and Stephen A. Garner pursuant to the acquisition agreement.

During February 2005 and in connection with the acquisition of TBS, the Company agreed to issue 66,000 shares of its restricted common stock to H. Jay Hill, who is an officer and director of the Company, pursuant to Mr. Hill’s employment agreement.

On April 15, 2005 and in connection with the acquisition of PFI, the Company issued warrants to purchase an aggregate of 10,000,000 shares of VillageEDOCS' common stock at $0.15 per share.  The warrants were valued at $2,100,000 (estimated based on the Black Scholes option pricing model) and will vest at various amounts during the third, twelfth, twenty-fourth, and thirty-sixth months following the date of closing.

In connection with the acquisition of Resolutions, the Company issued promissory notes in the amount of $120,000 and $80,000 to Alexander Riess and William Falcon, respectively.  The notes bear interest at 5% per annum and are due in ten monthly installments, payment of which is subject to certain conditions including availability of sufficient positive cash flow from the operations of Resolutions following the acquisition.  As of December 31, 2005, the Company had paid $160,000 in principal and $4,433 of interest due pursuant to the promissory notes.  As of February 28, 2006, all amounts due pursuant to the promissory notes had been paid by the Company.

Also in connection with the acquisition on Resolutions, Messrs. Riess and Falcon have loaned the Company $48,000 and $32,000, respectively, as of December 31, 2005.  As of February 28, 2006, the aggregate balance of these shareholder loans was $100,000.  Subject to the acquisition agreement, the Company will repay the principal amount of the loans together with accrued interest at a rate of 7.5 percent per annum over a ten-month period commencing March 1, 2006.

At December 31, 2005, the balance of these related party notes (including the $30,000 in notes payable assumed in the acquisition of Resolutions) was $150,000.

On April 15, 2005 and in connection with the acquisition of PFI, the Company agreed to issue warrants to purchase an aggregate of 200,000 and 350,000 shares of VillageEDOCS' common stock at $0.15 per share to K. Mason Conner and H. Jay Hill, respectively, as a finder’s fee.  Messrs. Conner and Hill are directors and executive officers of the Company.  The warrants were valued at $105,000 (based on the Black Scholes option pricing model).

On April 15, 2005 and in connection with the acquisition of Resolutions, the Company agreed to issue 76,606 shares of restricted common stock to K. Mason Conner as a finder’s fee.  The shares were valued at $12,257 (estimated fair value based on the closing price of the Company’s common stock on the date earned).

Board of Director Independence

The standards relied upon by the Board of Directors in affirmatively determining whether a director is “independent” are those of the Nasdaq, which include the following objective standards:

(a) a director who is an employee, or whose immediate family member (defined as a spouse, parent, child, sibling, father- and mother-in-law, son- and daughter-in-law and anyone, other than a domestic employee, sharing the director’s home) is an executive officer of the Company, would not be independent for a period of three years after termination of such relationship;

(b) a director who receives, or whose immediate family member receives, payments of more than $60,000 during any period of twelve consecutive months from the Company, except for certain permitted payments, would not be independent for a period of three years after ceasing to receive such amount;

(c) a director who is or who has an immediate family member who is, a current partner of the Company’s outside auditor or who was, or who has an immediate family member who was, a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years would not be independent until a period of three years after the termination of such relationship;

(d) a director who is, or whose immediate family member is, employed as an executive officer of another company where any of the Company’s present executive officers serve on the other company’s compensation committee would not be independent for a period of three years after the end of such relationship; and

(e) a director who is, or who has an immediate family member who is, a partner in, or a controlling shareholder or an executive officer of any organization that makes payments to, or receives payments from, the Company for property or services in an amount that, in any single fiscal year, exceeds the greater of $200,000, or 5% of such other company’s consolidated gross revenues, would not be independent until a period of three years after falling below such threshold.. In addition, no director will qualify as “independent” unless the Board affirmatively determines that the director has no material relationship with the Company (either, directly or as a partner, shareholder or officer of an organization that has a relationship with the Company).

The Board of Directors, in applying the above-referenced standards, has affirmatively determined that the Company’s current “independent” directors are: J. Thomas Zender and Ricardo A. Salas.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

The following table presents information regarding outstanding options held by our named executive officers as of the end of our fiscal year ended December 31, 2006.

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)
K. Mason Conner (1)	500,000	—	—	0.25	9/15/07	—	—	—	—
	100,000	—	—	0.25	5/31/09	—	—	—	—
	31,138	—	—	2.50	8/4/10	—	—	—	—
	34,536	—	—	2.50	10/1/11	—	—	—	—
	1,719,658	—	—	0.19	1/30/07	—	—	—	—
	3,500,000	—	—	0.15	6/15/12	—	—	—	—
	2,000,000	—	—	0.16	12/27/12	—	—	—	—

Jerry T. Kendall (2)	120,000	480,000	—	0.18	7/16/12	—	—	—	—
		4,000,000	—	0.15	3/1/14	—	—	—	—

H. Jay Hill (1)	200,000	—	—	0.20	11/6/07	—	—	—	—
	31,138	—	—	2.50	8/4/10	—	—	—	—
	34,536	—	—	2.50	10/1/11	—	—	—	—
	686,325	—	—	0.19	1/30/07	—	—	—	—
	1,500,000	—	—	0.18	8/15/13	—	—	—	—
	1,000,000	—	—	0.10	8/15/13	—	—	—	—
	500,000	—	—	0.15	6/15/12	—	—	—	—
	2,000,000	—	—	0.16	12/27/12	—	—	—	—

Michael A. Richard (1)	150,000	—	—	2.50	2/27/11	—	—	—	—
	387,500	—	—	0.19	1/30/07	—	—	—	—
	650,000	—	—	0.15	6/15/12	—	—	—	—
	250,000	—	—	0.16	12/27/12	—	—	—	—

(1)	These options held by Messrs. Conner, Hill, and Richard are vested in full as of December 31, 2006.
(2)	These options held by Mr. Kendall vest as follows: 0% vested immediately upon grant with the remainder vesting in equal annual installments through March 2011.

STOCK OPTIONS

The Company has adopted an equity incentive plan (the “2002 Plan”) that authorizes the issuance of options to acquire up to 60,000,000 shares of common stock, as amended, to employees and certain outside consultants.  The 2002 Plan allows for the issuance of either non-qualified or, subject to stockholder approval, incentive stock options pursuant to Section 422 of the Internal Revenue Code.  Options vest at the discretion of the Board of Directors as determined at the grant date, but not longer than a ten-year term. Under the 2002 Plan, the exercise price of each option shall not be less than fair market value on the date the option is granted.

During 1997, the Board of Directors of the Company adopted a stock option plan (the “1997 Plan”) that authorizes the issuance of options to acquire up to 5,000,000 shares of common stock to employees and certain outside consultants.  The 1997 Plan allows for the issuance of either non-qualified or incentive stock options pursuant to Section 422 of the Internal Revenue Code. Options vest at the discretion of the Board of Directors as determined at the grant date, but not longer than a ten-year term. Under the 1997 Plan, the exercise price of each option shall not be less than 85 percent of fair market value on the date the option is granted.

At December 31, 2006, we have outstanding options to purchase 38,971,557 shares of our common stock pursuant to the 2002 Plan and the 1997 Plan.  The number of options under both the 2002 Plan and the 1997 Plan available for grant at December 31, 2006 is approximately 26,000,000 (see Notes to accompanying consolidated financial statements).

The Board of Directors recommends that shareholders vote FOR election of all of the above nominees as directors.

PROPOSAL #2

THE REINCORPORATION OF THE COMPANY FROM CALIFORNIA TO DELAWARE BY MEANS
OF A MERGER WITH AND INTO A WHOLLY-OWNED DELAWARE SUBSIDIARY

Introduction

For the reasons set forth in “Principal Reasons for the Proposed Reincorporation” on page __ of this proxy statement, our Board of Directors believes that it is advisable and in the best interests of the Company and our shareholders to change the state of incorporation of the Company from California to Delaware. This section of the proxy statement refers to the current VillageEDOCS, the California corporation, as “VillageEDOCS California” or the “Company” and to the new VillageEDOCS, Inc., the Delaware corporation, as “VillageEDOCS Delaware” or the “surviving corporation.” We propose to accomplish the reincorporation in Delaware by merging VillageEDOCS California into a newly created wholly owned subsidiary that is incorporated in Delaware (the “Reincorporation”). The name of the Delaware corporation, which will be the successor to VillageEDOCS California in the Reincorporation, will be VillageEDOCS, Inc.

VillageEDOCS Delaware was incorporated under Delaware law on _____ __, 2007 under the name “VillageEDOCS, Inc.” The address and phone number of VillageEDOCS Delaware are the same as the address and phone number of VillageEDOCS California. Up until the time of the Reincorporation, VillageEDOCS Delaware will not have any material assets or liabilities and will not have carried on any business.

We began considering the possibility of reincorporating in Delaware in 2006, in connection with a general review by the Board of our corporate structure and related corporate governance matters. In consultation with legal counsel, the Board considered reincorporating to Delaware and undertook a review of the advantages and disadvantages of changing our state of incorporation from California to Delaware. At the conclusion of that review, as discussed in “Principal Reasons for the Proposed Reincorporation,” the Board determined that reincorporation in Delaware would be beneficial to the Company and its shareholders, primarily because Delaware corporate law is more comprehensive, more widely used and extensively interpreted than other state corporate laws, including California corporate law, and because the Delaware courts are known for their sophistication, consistency, speed and efficiency in applying those laws.

The Board also believes that Delaware law is better suited than California law to protect shareholders’ interests in the event that the Company becomes the subject of an unsolicited takeover attempt. We are not currently aware that any person is attempting to acquire control of the Company, to obtain representation on our board of directors or take any action that would materially affect the governance of the Company. Nonetheless, the Board believes that its fiduciary duty requires it to examine our vulnerability to such attempts and what steps we may take to protect shareholder value if the Company does find itself in such a situation. In this regard, the Board believes that being incorporated in Delaware will benefit our shareholders because of the factors cited above. The Board is not, however, proposing as part of the present Reincorporation to adopt new anti-takeover strategies, even in those areas where the Delaware law may provide greater freedom to do so.

Additionally, our Board believes that, as a Delaware corporation, the Company will be better able to attract and retain qualified directors and officers than it may be able to as a California corporation, in part because Delaware law provides more predictability with respect to the issue of liability of directors and officers than California law does. The increasing frequency of claims against directors and officers that are actually litigated has greatly expanded the risks to directors and officers as they exercise their normal duties and responsibilities of governing a corporation and managing its business. The amount of time and money required to respond to and litigate such claims can be substantial. Although California law and Delaware law both permit a corporation to include a provision in its articles (or certificate, as referred to in Delaware) of incorporation that in certain circumstances reduces or limits the monetary liability of directors for breaches of their fiduciary duty of care, the greater body of interpretation of Delaware law by courts and legal commentators provides to directors and officers more predictability as to how the law will be applied than in California and, therefore, provides directors and officers of a Delaware corporation greater comfort as to their risk of liability in making decisions and taking corporate actions than under California law. The Board, therefore, believes that the proposed reincorporation may be a significant factor in continuing to attract and retain such individuals, and in encouraging them to make corporate decisions on their own merits and for the benefit of shareholders, rather than out of a desire to avoid personal liability.

The Board has discussed the results of the review discussed above by our management and legal counsel of our corporate structure and governance and the advantages and disadvantages of reincorporating in Delaware, the mechanics of reincorporating and possible changes to our organizational documents associated with a reincorporation. At that meeting, the Board decided to present the Reincorporation to our stockholders for consideration at this Annual Meeting of Shareholders. On April 27, 2007, the Board unanimously determined that the Reincorporation is in the best interest of the Company and our shareholders, concurrently approving the Agreement and Plan of Merger (the “Merger Agreement”), the Certificate of Incorporation of VillageEDOCS Delaware (the “Delaware Certificate”) and the Bylaws of VillageEDOCS Delaware (the “Delaware Bylaws”), copies of which are attached to this proxy statement as Appendices A, B and C, respectively. The final forms of the Merger Agreement, Delaware Certificate and Delaware Bylaws as implemented in the Reincorporation are expected to be in substantially the form of those attached.

Because VillageEDOCS Delaware will be governed by the Delaware General Corporation Law (the “DGCL”) and the Company will have new organizational documents, if the Reincorporation proposal is approved, the proposed Reincorporation will result in certain changes in your rights as a shareholder. These differences are summarized under the sections entitled “Comparison of the Charters and Bylaws of VillageEDOCS California and VillageEDOCS Delaware” and “Significant Differences between the Corporation Laws of California and Delaware.”

Our Board has unanimously approved and, for the reasons described below, recommends that you approve the proposal to reincorporate the Company’s state of incorporation from California to Delaware. If approved by shareholders, we expect that the Reincorporation will become effective as soon as practicable following our Annual Meeting of Shareholders, although the proposed reincorporation could be abandoned, either before or after shareholder approval, if circumstances arise which, in the opinion of the Board, make it inadvisable to proceed. If, on the other hand, the shareholders do not approve the Reincorporation, we would not consummate it, and we would continue to operate as a California corporation.

IN ORDER FOR THE PROPOSED REINCORPORATION TO BE EFFECTED, A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK MUST APPROVE PROPOSAL TWO. SEE “VOTE REQUIRED FOR THE REINCORPORATION PROPOSAL AND BOARD OF DIRECTORS’ RECOMMENDATION” BELOW.

YOU ARE URGED TO READ CAREFULLY THIS SECTION OF THE PROXY STATEMENT, INCLUDING THE RELATED APPENDICES, BEFORE VOTING ON THE REINCORPORATION.

Mechanics

The proposed Reincorporation would be effected pursuant to a Merger Agreement in substantially the form attached as Appendix A. The discussion of the Reincorporation and the Merger Agreement set forth below is qualified in its entirety by reference to the Merger Agreement. Upon completion of the Reincorporation, VillageEDOCS California will cease to exist, and VillageEDOCS Delaware will be the surviving corporation and will continue to operate our business under the name VillageEDOCS, Inc.

Upon the effective date of the Reincorporation, each outstanding share of common stock of VillageEDOCS California will be automatically converted into one share of common stock of VillageEDOCS Delaware. Each stock certificate representing issued and outstanding shares of common stock of VillageEDOCS California will continue to represent the same number of shares of common stock of VillageEDOCS Delaware. If the Reincorporation is effected, you will not need to exchange your existing stock certificates of VillageEDOCS California for stock certificates of VillageEDOCS Delaware. You may, however, exchange your certificates if you so choose.

The common stock of VillageEDOCS California is listed for trading on the Over-The-Counter Bulletin Board (“OTCBB”), and, after the Reincorporation, VillageEDOCS Delaware’s common stock will continue to be traded on the OTCBB without interruption, under the same symbol “VEDO” as the shares of common stock of VillageEDOCS California are currently traded.

Pursuant to the Merger Agreement, VillageEDOCS California and VillageEDOCS Delaware agree to take all actions that Delaware law and California law require for VillageEDOCS California and VillageEDOCS Delaware to effect the Reincorporation, subject to the approval of Reincorporation by the shareholders of VillageEDOCS California and the sole stockholder of VillageEDOCS Delaware.

The Reincorporation will make a change only in the legal domicile of the Company (and certain related changes of a legal nature in the organizational documents of the Company, which are described in this information statement). The Reincorporation will not result in any change in the name, business, management, fiscal year, assets or liabilities or location of the principal offices of the Company. In addition, the proposed Reincorporation will not affect any of our material contracts with any third parties and our rights and obligations under these contractual arrangements will continue and be assumed by the surviving corporation. In addition, the directors of the Company who are elected at this Annual Meeting of Shareholders as directors of VillageEDOCS California will become the directors of VillageEDOCS Delaware.

If the Reincorporation is effected, all employee benefit plans of VillageEDOCS California (including all stock options and other equity incentive plans) will be assumed and continued by the surviving corporation. Approval of the Reincorporation will also constitute approval of the assumption of these plans by VillageEDOCS Delaware. As part of the Reincorporation, each stock option and other equity-based award issued and outstanding pursuant to these plans will be converted automatically into a stock option or other equity-based award for the same number of shares of common stock of the surviving corporation, at the same price, upon the same terms and subject to the same conditions as set forth in the applicable plan under which the award was granted and in the particular agreement reflecting the award.

Vote Required for the Reincorporation Proposal and Board of Directors’ Recommendation

California law requires the affirmative vote of the holders of a majority of the outstanding shares of common stock of VillageEDOCS California to approve the Merger Agreement pursuant to which VillageEDOCS California and VillageEDOCS Delaware would effect the Reincorporation. Approval of the Reincorporation proposal will constitute approval of the Merger Agreement and therefore the Reincorporation itself. A vote in favor of the Reincorporation proposal is also effectively a vote to approve the form of the Delaware Certificate and the Delaware Bylaws. If the shareholders approve the Merger Agreement and the Reincorporation is effected, the Delaware Certificate and the Delaware Bylaws in effect immediately prior to the effective date will become the certificate of incorporation and bylaws of the surviving corporation.

THE BOARD OF DIRECTORS UNANIMOUSLY APPROVES AND RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSED REINCORPORATION. THE EFFECT OF AN ABSTENTION OR A BROKER NON-VOTE IS THE SAME AS THAT OF A VOTE AGAINST THE REINCORPORATION PROPOSAL.

Principal Reasons for the Proposed Reincorporation

For many years, the State of Delaware has followed a policy of encouraging corporations to incorporate in that state. In furtherance of this policy, Delaware has been the leader in adopting, construing and implementing comprehensive, coherent and flexible corporate laws that have been responsive to the evolving legal and business needs of corporations organized under Delaware law.

Delaware courts have also developed and elaborated principles of corporate governance that corporations can draw upon when making business and legal decisions. Our Board believes that it is a substantial benefit to have the guidance of well-established principles of corporate governance in making its business and legal decisions. Our Board also believes, as discussed above, that Delaware law may be better suited than California law to protect shareholders’ interests in the event of an unsolicited takeover attempt of the Company, although we are not aware that any person is currently attempting to acquire control of the Company, to obtain representation on our Board of Directors or take any action that would materially affect the governance of the Company.

Additionally as discussed above, the Board believes that, as a Delaware corporation, the Company will be better able to attract and retain qualified directors and officers than as a California corporation, in part because Delaware law provides more predictability than California law with respect to the issue of liability of directors and officers. For additional discussion of this matter, see “Significant Differences between the Corporation Laws of California and Delaware — Indemnification and Limitation of Liability,” below.

Our Board of Directors and management have identified the following benefits of Delaware’s corporate legal framework in reaching their decision to propose reincorporating in Delaware:

•	The Delaware General Corporate Law is generally acknowledged to be the most advanced and flexible state corporate statute in the United States.

•

The Delaware General Assembly each year considers and adopts statutory amendments, many proposed by the Corporation Law Section of the Delaware State Bar, in an effort to ensure that the Delaware corporate statute continues to be responsive to the changing needs of businesses.

•

The Delaware Court of Chancery routinely handles cases involving complex corporate issues with a level of experience and a degree of sophistication and understanding unmatched by any other court in the country. The Delaware Supreme Court is also highly regarded and highly responsive in these matters.

•

The well-established body of case law construing Delaware law has developed over the last century and provides businesses with a greater predictability than the case law in most, if not all, other jurisdictions. In fact, some states have simply adopted the case law of Delaware wholesale as their own, but without the benefit of the Delaware courts to apply it.

•

The Division of Corporations of the Secretary of State of Delaware is highly responsive and efficient on important administrative tasks, such as accepting and confirming the filing of corporate documents necessary to effect financings or mergers.

No Change in the Board Members, Business, Management, Employee Benefit Plans or Location of Principal Offices

The Reincorporation proposal will effect only a change in our legal domicile (and certain other changes of a legal nature, the most significant of which are described in this proxy statement). The Reincorporation will NOT result in any change in our business, management, fiscal year, assets or liabilities or location of our principal facilities. The directors and officers of VillageEDOCS California will become the directors and officers of VillageEDOCS Delaware, including those directors identified in this information statement. All employee benefit plans (including stock option and other equity incentive plans) of VillageEDOCS California will be continued by VillageEDOCS Delaware, and each stock option and other equity-based award issued and outstanding pursuant to these plans will automatically be converted into a stock option or other equity-based award with respect to the same number of shares of VillageEDOCS Delaware, with the same exercise price, upon the same terms and subject to the same conditions as set forth in the applicable plan under which the award was granted and in the particular agreement reflecting the award. Approval of the reincorporation proposal will constitute approval of the assumption of these plans by VillageEDOCS Delaware. VillageEDOCS Delaware will also continue all other employee benefit arrangements of VillageEDOCS California upon the terms and subject to the conditions currently in effect.

Dissenters’ Rights Not Available

Although in some circumstances California law provides shareholders with the right to dissent from certain corporate mergers and reorganizations and to receive the cash value of their shares rather than the merger consideration, California law does not grant dissenters’ rights in connection with the proposed Reincorporation because all shareholders prior to the merger remain the same after the merger.

Anti-takeover Implications

Delaware, like many other states, permits a corporation to adopt a number of measures through amendment of its corporate charter or bylaws or otherwise that are designed to reduce a corporation’s vulnerability to unsolicited takeover attempts. The Board believes that improving the position of the Company and the ability to protect shareholders in such circumstances is one of the reasons for the proposed Reincorporation. The Reincorporation is not, however, being proposed in order to prevent any present attempt known to our Board to acquire control of the Company or to obtain representation on our Board. In addition, our Board of Directors has no current plans to implement as part of the Reincorporation new defensive strategies to be used in such circumstances.

As part of its fiduciary duty to the shareholders, our Board may consider, at some point in the future, implementing certain defensive strategies allowed under Delaware law that are designed to enhance the Board’s ability to negotiate with an unsolicited bidder. Such strategies could include, but are not limited to, the adoption of a shareholder rights plan or severance agreements for our management and key employees that would become effective upon the occurrence of a change in control of the Company. With respect to implementing such defensive strategies, The Board believes that Delaware law is preferable to California law, because of the substantial judicial precedent that exists in Delaware on the legal principles that govern the implementation and use of such defensive strategies. As either a California corporation or a Delaware corporation, the Company could implement some of these same defensive measures, but as a Delaware corporation, the Company, our Board and our shareholders would benefit from the greater guidance and predictability in such matters afforded by Delaware law.

Certain differences between California and Delaware law, which become applicable to the Company as a result of the Reincorporation without further action of our Board or shareholders, could have a bearing on unsolicited attempts to acquire control of the Company. The most significant of these is Section 203 of the Delaware General Corporation Law. Section 203 restricts a corporation from engaging in certain “business combinations” with “interested shareholders” for three years following the date that the interested shareholder became an interested shareholder, unless the Board approves the business combination. At the same time, the Company will no longer have the protection of sections of the California Corporation Code that limit a corporation’s ability to engage in a “cash-out” merger with a majority stockholder and require the delivery of a fairness opinion in connection with certain transactions with “interested shareholders.” For a discussion of differences between the laws of California and Delaware that may affect shareholders, see “Significant Differences between the Corporation Laws of California and Delaware,” below.

Comparison of the Charters and Bylaws of VillageEDOCS California and VillageEDOCS Delaware

There are significant similarities between the proposed charter documents of VillageEDOCS Delaware (the Delaware Certificate and the new bylaws of VillageEDOCS Delaware (the “Delaware Bylaws”) and the current charter documents of VillageEDOCS California (the current Amended Articles of Incorporation (the “California Articles”) and the current Amended and Restated Bylaws (the “California Bylaws”).

In general, it has been the intention of the Board to make minimal substantive changes in the rights of the Company’s shareholders in preparing the Delaware Certificate. Although permitted by law in both states, neither the Delaware Certificate nor the California Articles provide for a classified board of directors, which would divide the Board into multiple classes, with each director serving for a multiple year term and only a portion of the directors elected each year.

In preparing the Delaware Certificate and Delaware Bylaws, we have also included certain provisions that enable the shareholders of VillageEDOCS Delaware to have rights similar to those that they have automatically as shareholders of a California corporation, but that are not granted automatically by Delaware law. In particular, under California law, holders of 10% of a corporation’s shares have a statutory right to call special meetings of shareholders. The Delaware statute, however, does not provide this right automatically. Accordingly, we have drafted the Delaware Certificate to continue this right for our shareholders explicitly.

Subject to adoption by shareholders of Proposal 3, the Delaware Articles will authorize five hundred million (5,000,000) shares of common stock, compared with the four hundred million (4,000,000) shares provided for in the California Articles.

The following discussion is a further summary of the material differences between the California Articles and California Bylaws, on the one hand, and the Delaware Certificate and Delaware Bylaws, on the other. The summary is qualified in their entirety, however, by reference to the respective corporation laws of California and Delaware and the full text of the Delaware Certificate, Delaware Bylaws, California Articles and California Bylaws. Approval by our shareholders of the Reincorporation will automatically result in the adoption of all the provisions set forth in the Delaware Certificate and Delaware Bylaws. A copy of the Delaware Certificate is attached hereto as Appendix B and a copy of the Delaware Bylaws is attached hereto as Appendix C. The California Articles and California Bylaws are on file with the Securities and Exchange Commission and are available from the Company upon request.

Size of the Board of Directors

California law provides that the number of directors of a corporation may be fixed in the corporation’s articles of incorporation or bylaws, or a range may be established for the number of directors, with the board itself given authority to fix the exact number of directors within such range. The California Bylaws specify a range of three to nine for the number of directors and authorize the Board to fix the exact number of directors within the range by resolution. The number of directors is currently set at six. Changes in the size of the board of directors outside these limits can be made only with the approval of holders of a majority of the outstanding voting stock of the Company. In addition, under California law, the authorized number of directors cannot be reduced below five if a number of shares equal to or greater than sixteen and two-thirds percent (162/3%) of the total outstanding shares are voted in opposition.

Delaware law provides that the number of directors of a corporation, or the range of authorized directors, may be fixed or changed by the board of directors acting alone by amendment to the corporation’s bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation, in which case shareholder approval is required.

In the present case, as with the California Articles, the proposed Delaware Certificate does not specify a fixed number of directors. Unlike the California Bylaws, however, the Delaware Bylaws do not specify either a fixed number or a range of directors, but provide that the Board acting alone may fix or change the number of directors, without need to seek shareholder approval.

Cumulative Voting

Cumulative voting entitles a shareholder to cast as many votes as there are directors to be elected multiplied by the number of shares registered in such shareholder’s name. The shareholder may cast all of such votes for a single nominee or may distribute them among any two or more nominees. Under California law, shareholders of a corporation have the right to cumulative voting, unless the corporation elects otherwise and provided that the corporation has shares listed on the New York or American Stock Exchanges or traded on the Nasdaq Global Market, or the average of the corporation’s property, payroll and sales is more than 50% in California and more than one-half of its outstanding voting securities are held of record by persons residing in the State of California. Based upon an analysis of VillageEDOCS-California’ property, payroll and sales for 2005, the Company, had it been a Delaware corporation at that time, would not have been subject to Section 2115 of the California General Corporation Law. For a more detailed explanation of the foregoing, see - Application of the California General Corporation Law to Delaware Corporations, below.

Under Delaware law, cumulative voting in the election of directors is not permitted unless specifically provided for in the corporation’s charter or bylaws. Neither the Delaware Certificate nor the Delaware Bylaws will provide for cumulative voting.

Filling Vacancies on the Board of Directors

Under California law, any vacancy on a corporation’s board, other than one created by removal of a director, may be filled by the board itself. Even if the number of directors still in office is less than a quorum, the vacancy may be filled by the affirmative vote of a majority of the directors present at a duly called and held meeting, by the unanimous written consent of the directors then in office or by a sole remaining director. A vacancy created by removal of a director may be filled by the board only if so authorized by the corporation’s articles of incorporation or by a bylaw provision approved by the corporation’s shareholders.

Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, unless otherwise provided in the corporation’s certificate of incorporation or bylaws (or unless the certificate of incorporation directs that a particular class of stock is to elect such director, in which case a majority of the directors elected by that class, or a sole remaining director so elected, may fill the vacancy or newly created directorship).

The Company has chosen not to alter the default provisions of its state of incorporation with respect to this issue. Therefore, in the present case, while the Board of VillageEDOCS-California has the power to fill vacancies on the Board itself generally, neither the California Articles nor the California Bylaws permit the Board to fill vacancies created by the removal of a director. However, the Delaware Bylaws provide that any vacancy, including a vacancy created by the removal of a director by the shareholders of VillageEDOCS Delaware or a court order, may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director.

Monetary Liability of Directors

The California Articles and the Delaware Certificate both provide for the elimination of personal monetary liability of the Company’s directors to the fullest extent permissible under the laws of the respective states. The provision eliminating monetary liability of directors set forth in the Delaware Certificate may be more expansive than the corresponding provision in the California Articles, however, due to differences between the California and Delaware laws themselves. For a more detailed explanation of the foregoing, see “Significant Differences between the Corporation Laws of California and Delaware — Limitation of Liability and Indemnification,” below.

Bylaw Amendments

The California Bylaws provide that they may be amended either by the holders of a majority of the outstanding shares entitled to vote or by the affirmative vote of the Board, except that the Board cannot amend the provision of the California Bylaws that governs the range of directors, as discussed above.

Unlike the California Bylaws, the Delaware Certificate and Delaware Bylaws provide that the Delaware Bylaws can by amended in all respects by either the holders of a majority of the outstanding shares entitled to vote or by a majority of the entire Board of Directors then in office.

Significant Differences between the Corporation Laws of California and Delaware

The following provides a summary of major substantive differences between the corporation laws of California and Delaware. It is not an exhaustive description of all differences between the laws of the two states. Accordingly, all statements herein are qualified in their entirety by reference to the respective corporation laws of California and Delaware.

Shareholder Voting in Acquisitions

The California and Delaware laws are substantially similar in terms of when shareholder approval is required for a corporation to undertake various types of acquisition transactions. Both California and Delaware law generally require that a majority of the shareholders of both the acquiring and target corporations approve a statutory merger. In addition, both California and Delaware law require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation selling its assets.

Delaware law does not require a shareholder vote of the surviving corporation in a merger (unless provided otherwise in the corporation’s certificate of incorporation) if:

•	The merger agreement does not amend the existing certificate of incorporation;
•	Each share of stock of the surviving corporation outstanding immediately before the transaction is an identical outstanding share after the merger; and
•	Either:
•	no shares of common stock of the surviving corporation (and no shares, securities or obligations convertible into such stock) are to be issued in the merger, or
•

the shares of common stock of the surviving corporation to be issued in the merger (including shares issuable upon conversion of any other shares, securities or obligations to be issued in the merger) do not exceed twenty percent (20%) of the shares of common stock of the surviving corporation outstanding immediately prior to the transaction.

California law contains a similar exception to its voting requirements for reorganizations, where shareholders or the corporation itself immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths (5/6) of the voting power of the surviving or acquiring corporation or its parent entity.

Limitations on Certain Business Combinations

Delaware, like a number of states, has adopted special laws designed to make certain kinds of “unfriendly” corporate takeovers, or other non-board approved transactions involving a corporation and one or more of its significant shareholders, more difficult.

Under Section 203 of the Delaware statute, a Delaware corporation is prohibited from engaging in a “business combination” with an “interested shareholder” for three years following the date that that person or entity becomes an interested shareholder. With certain exceptions, an interested shareholder is a person or entity that owns, individually or with or through other persons or entities, fifteen percent (15%) or more of the corporation’s outstanding voting stock (including rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and also stock as to which the person has voting rights only). The three-year moratorium imposed by Section 203 on business combinations does not apply if:

•

Prior to the date on which the interested shareholder becomes an interested shareholder, the board of directors of the corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested shareholder;

•

Upon consummation of the transaction that makes the person or entity an interested shareholder, the interested shareholder owns at least eighty-five percent (85%) of the corporation’s voting stock outstanding at the time the transaction commenced (excluding, for purposes of determining voting stock outstanding, shares owned by directors who are also officers of the corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or

•

On or after the date the person or entity becomes an interested shareholder, the business combination is approved both by the board of directors and by the shareholders at a meeting by sixty-six and two-thirds percent (662/3%) of the outstanding voting stock not owned by the interested shareholder.

In the present case, although Delaware law would permit VillageEDOCS Delaware to elect in its certificate of incorporation not to be governed by Section 203, we have not drafted the Delaware Certificate to contain such an “opt out” election, and the Board intends that VillageEDOCS Delaware be governed by Section 203 if the Reincorporation is effected. The Board believes that Section 203 will encourage any potential acquiror to negotiate with the Board, thus assisting the Board in securing a transaction more favorable to the Company’s shareholders. Section 203 also may have the effect of limiting the ability of a potential unsolicited acquiror to make a two-tiered bid for VillageEDOCS Delaware in which all shareholders are not treated equally. Shareholders should note, however, that the application of Section 203 to VillageEDOCS Delaware will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for the Company’s shares over the then-current market price. Section 203 could also discourage certain potential acquirors who are unwilling to comply with its provisions from even approaching the Company.

California law does not have a section similar to Delaware Section 203, but it does have different provisions that may limit a corporation’s ability to engage in certain business combinations. California law requires that, in a merger of a corporation with a shareholder (or its affiliate) who hold more than fifty percent (50%) but less than ninety percent (90%) of the corporation’s common stock, the other shareholders of the corporation must receive common stock in the transaction, unless all the corporation’s shareholders consent to the transaction. This provision of California law may have the effect of making a “cash-out” merger by a majority shareholder (possibly as the second step in a two-step merger) more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 does provide similar protection to shareholders against coercive two-tiered bids for a corporation in which the shareholders are not treated equally.

California law also provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or sale of assets is made by an interested party (generally a controlling or managing party of the corporation), the interested party must provide the other shareholders with an affirmative written opinion as to the fairness of the consideration to be paid to the shareholders. This fairness opinion requirement does not apply to corporations that have fewer than 100 shareholders of record or to a transaction that has been qualified under California state securities laws. Furthermore, if a tender of shares or a vote is sought pursuant to an interested party’s proposal and a later proposal is made by another party at least 10 days prior to the date of acceptance of the interested party’s proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw their vote, consent or proxy, and to withdraw any tendered shares. Delaware law has no comparable provision.

Removal of Directors

In general, under California law, any director, or the entire board of directors, may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote. In the case of a corporation with cumulative voting or whose board is classified, however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting rules. In addition, shareholders holding at least ten percent (10%) of the outstanding shares of any class may bring suit to remove any director in case of fraudulent or dishonest acts or gross abuse of authority or discretion.

Under Delaware law, any director, or the entire board of directors, of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Delaware corporation whose board is classified, unless the certificate of incorporation provides otherwise, shareholders may effect such removal only for cause. In addition, as in California, if a Delaware corporation has cumulative voting, and if less than the entire board is to be removed, a director may not be removed without cause by a majority of the outstanding shares if the votes cast against such removal would be sufficient to elect the director under cumulative voting rules. Delaware law also permits a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with the removal of directors.

In the present case, the California Articles and California Bylaws do not provide for a classified board of directors or cumulative voting. As a result, VillageEDOCS California directors currently may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote. As VillageEDOCS Delaware will similarly have neither a classified board nor cumulative voting, the directors the Company after the Reincorporation will continue to be subject to removal with or without cause.

Limitation of Liability and Indemnification

California and Delaware have similar laws respecting the liability of directors of a corporation and the indemnification by the corporation of its officers, directors, employees and other agents for damages they incur. The laws of both states also permit corporations to adopt a provision in their charters eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director’s fiduciary duty of care. Nonetheless, as discussed below, there are certain differences between the laws of the two states respecting indemnification and limitation of liability. In general, however, Delaware law is somewhat broader in allowing corporations to indemnify and limit the liability of corporate agents, which the Board believes, among other things, helps Delaware corporations in attracting and retaining outside directors.

The Delaware General Corporate Law was amended in 1986 in response to widespread concern about the ability of Delaware corporations to attract capable directors in light of then-current difficulties in obtaining and maintaining directors and officers insurance. The legislative commentary to the law states that it is “intended to allow Delaware corporations to provide substitute protection, in various forms, to their directors and to limit director liability under certain circumstances.”

Elimination of Director Personal Liability for Monetary Damages

One provision of the revised DGCL permits a corporation to include a provision in its certificate of incorporation which limits or eliminates the personal liability of a director for monetary damages arising from breaches of his or her fiduciary duties to the corporation or its stockholders, subject to certain exceptions. Such a provision may not, however, eliminate or limit director monetary liability for:

•	Breaches of the director’s duty of loyalty to the corporation or its stockholders;
•	Acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;
•	The payment of unlawful dividends or unlawful stock repurchases or redemptions; or
•	Transactions in which the director received an improper personal benefit.

Such a limitation of liability provision also may not limit a director’s liability for violation of, or otherwise relieve the Company or directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

California law contains similar authorization for a corporation to eliminate the personal liability of directors for monetary damages, except where such liability is based on:

•	intentional misconduct or knowing and culpable violation of law;
•	acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director
•	receipt of an improper personal benefit;
•

acts or omissions that show reckless disregard for the director’s duty to the corporation or its shareholders, where the director in the ordinary course of performing a director’s duties should be aware of a risk of serious injury to the corporation or its shareholders;

•	acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director’s duty to the corporation and its shareholders
•	transactions between the corporation and a director who has a material financial interest in such transaction; and
•	liability for improper distributions, loans or guarantees.

In the present case, the current California Bylaws eliminate the liability of directors to the Company for monetary damages to the fullest extent permissible under California law. The Delaware Certificate similarly eliminates the liability of directors to the Company for monetary damages to the fullest extent permissible under Delaware law. As a result, following the Reincorporation directors of the Company cannot not be held liable for monetary damages even for gross negligence or lack of due care in carrying out their fiduciary duties as directors, so long as that gross negligence or lack of due care does not involve bad faith or a breach of their duty of loyalty to the Company.

Indemnification

California law requires indemnification when the individual has defended successfully the action on the merits. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue or matter therein, on the merits or otherwise. Delaware law generally permits indemnification of expenses, including attorneys’ fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Expenses incurred by an officer or director in defending an action may be paid in advance under Delaware law or California law, if the director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation to purchase indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

California law permits a California corporation to provide rights to indemnification beyond those provided therein to the extent such additional indemnification is authorized in the corporation’s articles of incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions which make mandatory the permissive indemnification provided by California law. VillageEDOCS California’s Articles of Incorporation authorize indemnification beyond that expressly mandated by California law. Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. Delaware law does not require authorizing provisions in the certificate of incorporation.

Inspection of Shareholder Lists and Books and Records

Both California and Delaware law allow any shareholder to inspect a corporation’s shareholder list for a purpose reasonably related to the person’s interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation’s shareholder list by persons holding an aggregate of five percent (5%) or more of the corporation’s voting shares, or shareholders holding an aggregate of one percent (1%) or more of such shares who have contested the election of directors. Delaware law also allows the shareholders to inspect the list of shareholders entitled to vote at a meeting within a ten-day period preceding a shareholders’ meeting for any purpose germane to the meeting. Delaware law, however, contains no provisions comparable to the absolute right of inspection provided by California law to certain shareholders.

Under California law any shareholder may examine the accounting books and records and the minutes of the shareholders and the board and its committees, provided that the inspection is for a purpose reasonably related to the shareholder’s interests as a shareholder. The Delaware statute may be slightly more favorable to shareholders in this respect, in that a stockholder with a proper purpose is not limited to inspecting accounting books and records and minutes, and may examine other records as well. In addition, California law limits the right of inspection of shareholder lists to record shareholders, whereas Delaware has extended that right to beneficial owners of shares.

Appraisal Rights

Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights, by which the shareholder may demand to receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

Under Delaware law, fair market value is determined without reference to any element of value arising from the accomplishment or expectation of the merger or consolidation, and appraisal rights are generally not available:

•	with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation;
•

with respect to a merger or consolidation by a target corporation whose shares are either listed on a national securities exchange or are held of record by more than 2,000 holders (or, if the shareholders receive shares of another corporation, then that other corporation must be either listed on a national securities exchange or held of record by more than 2,000 holders), plus cash in lieu of fractional shares of such corporation or any combination thereof; or

•	to shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger under Delaware law.

The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange generally do not have such appraisal rights unless the holders of at least five percent (5%) of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of the shares to be received. Appraisal rights are also not available if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities representing more than five-sixths (5/6) of the voting power of the surviving or acquiring corporation or its parent entity. On the other hand, California law generally affords appraisal rights in a sale of all or substantially all assets type of reorganization, while Delaware law does not.

Dissolution

Under California law, the holders of fifty percent (50%) or more of a corporation’s total voting power may authorize the corporation’s dissolution, with or without the approval of the corporation’s board of directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the shareholders entitled to vote on the matter. Only if the dissolution is initially approved by the board of directors may the dissolution be approved by a simple majority of the outstanding shares of the Delaware corporation’s stock entitled to vote. In addition, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with such a board-initiated dissolution. In the present case, however, the Delaware Certificate contains no such supermajority voting requirement.

Interested Director Transactions

Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable simply because of such interest, provided that certain conditions, such as obtaining required disinterested approval and fulfilling the requirements of good faith and full disclosure, are met. With certain minor exceptions, the conditions are similar under California and Delaware law.

Shareholder Derivative Suits

California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, if certain tests are met. Under Delaware law, a shareholder may bring a derivative action on behalf of the corporation only if the shareholder was a shareholder of the corporation at the time of the transaction in question or if his or her stock thereafter came to be owned by him or her by operation of law.

California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

Dividends and Repurchases of Shares

Delaware law is more flexible than California law with respect to implementing share repurchase programs. Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year, so long as the capital of the corporation following the payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares if the capital of the corporation would not be impaired following the transaction.

Under California law, a corporation may not make any distribution to its shareholders unless either:

•	the corporation’s retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution; or
•

immediately after giving effect to the distribution, the corporation’s assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to one and one fourth (11/4) times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation’s current assets would be at least equal to its current liabilities (or one and one fourth (11/4) times its current liabilities if the average pre-tax and pre- interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years).

These tests are applied to California corporations on a consolidated basis.

Application of the California General Corporation Law to Delaware Corporations

With certain exceptions, Section 2115 of the California Corporations Code (“Section 2115”) purports to apply certain substantive provisions of California Law to corporations having specified contacts with California to the exclusion of the laws of the corporation’s jurisdiction of incorporation. Section 708 of the California Corporations Code, currently applicable to us by virtue of Section 2115 of the California Corporations Code, may require that VillageEDOCS-Delaware permit cumulative voting and be subject to the requirements of a “quasi-California” corporation as described below. Under Section 2115, certain foreign corporations (i.e., corporations such as VillageEDOCS-Delaware that are not organized under California law) that have more than one-half of its shares held by California residents and whose shares are not listed on a recognized national securities exchange or the Nasdaq National Market are placed in a special category if they have characteristics of ownership and operations that indicate significant contacts with California (determined by mathematical factors based on property, payroll, and sales).

Where a foreign corporation meets the requirements of a “quasi-California” corporation, Section 2115 purports to state that California law supersedes the law of the jurisdiction of incorporation with respect to the following, and certain other, matters:

•	the annual election of directors;
•	removal of directors for cause or by court proceedings;
•	director’s standard of care;
•	officers and directors indemnification;
•	the liability of directors and shareholders for unlawful distributions;
•	cumulative shareholder voting;
•	class votes with respect to the approval of mergers;
•	dissenters’ rights;
•	shareholders rights of inspection.

In May 2005, the Delaware Supreme Court held in Vantage Point Venture Partners 1996 v. Examen, Inc. that Section 2115 violates the internal affairs doctrine and does not apply to Delaware corporations. If followed by California courts, this ruling would mean that the cumulative voting requirements and other sections of the California Corporations Code do not apply to VillageEDOCS-Delaware. California does not agree with this and a case to address this matter is currently working its way through California’s court system.  It is possible that it will be necessary for the US Supreme Court to ultimately decide the matter.  Until then, there will be significant uncertainty as to whether or not California law applies.

The Company has analyzed its results for 2005 and concluded that, had VillageEDOCS-Delaware been in existence at that time, it would not have been a “quasi-California” and would have been subject solely to Delaware corporate law. VillageEDOCS-Delaware will be required to make this determination on an annual basis. It is possible that in some years VillageEDOCS-Delaware will be subject solely to Delaware corporate law and in other years it will be deemed a “quasi-California” corporation.

Regardless of whether or not VillageEDOCS-Delaware satisfies one of the exemptions from Section 2115, the Company will still be subject to the California Corporate Disclosure Act. This act applies to publicly traded corporations incorporated in California or qualified to do business in California. The Act requires significant annual disclosures to the California Secretary of State, although substantial portions of the requirements cover the same general categories of information that are included in SEC filings.

Material Federal Income Tax Considerations

This section of the proxy statement summarizes the material U.S. federal income tax considerations relevant to the Reincorporation that apply to holders of VillageEDOCS California’s common stock. This discussion is based on existing provisions of the Internal Revenue Code of 1986, as amended, existing treasury regulations and current administrative rulings and court decisions, all of which are subject to change. Any such change, which may or may not be retroactive, could alter the tax consequences to VillageEDOCS Delaware, VillageEDOCS California or VillageEDOCS California’s shareholders as described herein.

Not all U.S. federal income tax considerations that may be relevant to you in light of your particular circumstances are discussed herein. Factors that could alter the tax consequences of the Reincorporation to you include:

•	if you are a dealer in securities;
•	if you are a foreign person or entity;
•	if you do not hold your VillageEDOCS California common stock as capital assets; or
•	if you acquired your VillageEDOCS California common stock in connection with stock option or stock purchase plans or in other compensatory transactions.

In addition, not all of the tax consequences of the Reincorporation under foreign, state or local tax laws are discussed herein, nor are the tax consequences of transactions effectuated prior or subsequent to, or concurrently with, the Reincorporation, whether or not any such transactions are undertaken in connection with the Reincorporation, including, for example, any transaction in which shares of VillageEDOCS California common stock are acquired or shares of VillageEDOCS Delaware common stock are disposed. The tax consequences to holders of options to acquire VillageEDOCS California common stock are also not discussed herein. Accordingly, you are urged to consult your own tax advisors as to the specific tax consequences of the Reincorporation, including the applicable federal, state, local and foreign tax consequences to you of the Reincorporation.

A ruling from the Internal Revenue Service in connection with the Reincorporation will not be requested.

It is anticipated that the Reincorporation will qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code, which will result in the following material federal income tax consequences:

•	You will not recognize any gain or loss upon your receipt of VillageEDOCS Delaware common stock in the Reincorporation;
•

the aggregate tax basis of the VillageEDOCS Delaware common stock received by you in the Reincorporation will be the same as the aggregate tax basis of VillageEDOCS California common stock surrendered in exchange therefor;

•

the holding period of the VillageEDOCS Delaware common stock received by you in the Reincorporation will include the period for which VillageEDOCS California common stock surrendered in exchange therefor was considered to be held; and

•	Neither VillageEDOCS Delaware nor VillageEDOCS California will recognize gain or loss solely as a result of the Reincorporation.

If the Internal Revenue Service successfully challenges the status of the Reincorporation as a reorganization, you would recognize taxable gain or loss with respect to each share of VillageEDOCS California common stock surrendered equal to the difference between your basis in such share and the fair market value, as of the completion of the Reincorporation, of the VillageEDOCS Delaware common stock received in exchange therefor. In such event, your aggregate basis in the VillageEDOCS Delaware common stock so received would equal its fair market value as of the effective time of the Reincorporation, and your holding period for such stock would begin the day after the Reincorporation.

Accounting Consequences

We believe that there will be no material accounting consequences for us resulting from the Reincorporation.

Regulatory Approval

To our knowledge, the only required regulatory or governmental approval or filings necessary in connection with the consummation of the Reincorporation would be the filings with the Secretary of State of California and the Secretary of State of Delaware.

Our Board of Directors believes that approval of the Reincorporation of the Company from California to Delaware is in the best interests of the Company and its shareholders.

Our Board of Directors unanimously recommends a vote “FOR” the

Reincorporation of the Company from California to Delaware.

Proposal #3

To increase the number of shares of common stock we are authorized to issued from four hundred million (400,000,000) to five hundred million (50,000,000)

Purpose and Effect of the Action

Subject to approval of the Reincorporation, authorize the Delaware Articles of Incorporation to provide for 500,000,000 shares of authorized Common Stock.

The Company’s current California Articles of Incorporation provides for an authorized capitalization consisting of 400,000,000 shares of common stock.   As of the Record Date, there were 147,868,127 shares of common stock outstanding.  The Board of Directors believes that it is in the best interest of both the company and its stockholders to cause the Delaware corporation to have 500,000,000 authorized shares of common stock.

A copy of the Delaware Certificate of Amendment to Articles of Incorporation is attached hereto as __________.

The increase in the authorized Common Stock will become effective upon the filing of the Delaware Articles of Incorporation with the Secretary of State of the State of Delaware, which is expected to occur as soon as is reasonably practicable on or after the twentieth (20th) day following the mailing of this Information Statement to the Company’s stockholders.

(a) Reason for Increase

The Board of Directors and the Company’s stockholders approved the increase in the authorized Common Stock in order to ensure that the Company has sufficient shares of Common Stock to meet its existing obligations. As a result of the increase in authorized Common Stock, the Company will be able to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, establishing strategic relationships with corporate partners, acquiring or investing in complementary businesses or products, providing equity incentives to employees, and effecting stock splits or stock dividends.

(b) Effects of Increase

In general, the issuance of any new shares of Common Stock will cause immediate dilution to the Company’s existing stockholders, may affect the book value or market price of our common stock, may affect the amount of any dividends paid to such stockholders and may reduce the share of the proceeds of the Company that they would receive upon liquidation of the Company.  Issuance of additional common stock will reduce the proportionate ownership and voting power of our then existing shareholders.  Another effect of increasing the Company’s authorized Common Stock may be to enable the Board of Directors to render it more difficult to, or discourage an attempt to, obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management.  The Board of Directors would, unless prohibited by applicable law, have additional shares of Common Stock available to effect transactions (such as private placements) in which the number of the Company’s outstanding shares would be increased and would thereby dilute the interest of any party attempting to gain control of the Company, even if such party is offering a significant premium over the current market price of the Common Stock.  Such an issuance of shares of Common Stock would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the Company.  The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this resolution was not presented with the intent that the increase in the Company’s authorized Common Stock be utilized as an anti-takeover measure.

The Company anticipates that the Delaware Articles of Incorporation will be effective twenty (20) days after the mailing of this Information Statement; that is, it will be effective on approximately ___________, 2007 or shortly thereafter.

Our Board of Directors unanimously recommends a vote “FOR” the increase in authorized shares from 400,000,000 to 500,000,000.

Proposal #4

To increase the number of options that we are authorized to grant pursuant to our

2002 Equity Incentive Plan from sixty million (60,000,000) to ninety million (90,000,000).

Purpose and Effect of the Action

Amend the Company’s Incentive Plan to increase the number of shares of Common Stock available for issuance pursuant to such plan, from 60,000,000 shares to 90,000,000 shares.

The Company’s Incentive Plan currently provides for granting of options with respect to up to 60,000,000 shares of Common Stock.   As of the Record Date, there were options outstanding to purchase 39,165,557 shares of common stock pursuant to the Incentive Plan.  The Board of Directors believes that it is in the best interest of both the company and its stockholders to amend the Incentive Plan to increase the number of shares of common stock available for issuance pursuant to the Incentive Plan to 90,000,000 shares.

The Board of Directors believe that the Incentive Plan promotes the financial success and interests of the Company and increases stockholder value by giving incentives to employees, including executives and selected management employees.

The amendment to the Incentive Plan to increase in the number of shares of Common Stock available for issuance there under will become effective upon the mailing of this Information Statement to the Company’s stockholders.

Our Board of Directors unanimously recommends a vote “FOR” the increase in shares available for issuance under our Incentive Plan 60,000,000 to 90,000,000.

OTHER INFORMATION

Section 16(a) of the Securities Exchange Act of 1934 requires officers and Directors of the Company and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in their ownership with the Securities and Exchange Commission, and forward copies of such filings to the Company.  Based on the copies of filings received by the Company, during the most recent fiscal year, the directors, officers, and beneficial owners of more than ten percent of the equity securities of the Company registered pursuant to Section 12 of the Exchange Act, have filed on a timely basis, all required Forms 3, 4, and 5 and any amendments thereto.

FINANCIAL AND OTHER INFORMATION

For more detailed information regarding the Company, including financial statements, you may refer to our most recent Form 10-KSB for the period ended December 31, 2006 and other periodic filing with the Securities and Exchange Commission (“SEC)” which we file from time to time. This information may be found on the SEC’s EDGAR database at www.sec.gov.

COST OF INFORMATION STATEMENT AND DELIVERY OF DOCUMENTS TO MULTIPLE
SHAREHOLDERS SHARING AN ADDRESS

We will bear the cost of preparing, printing, and mailing this Information Statement.

One Information Statement will be delivered to multiple shareholders sharing an address unless we receive contrary instructions from such shareholders. Upon receipt of such notice, we will undertake to deliver promptly a separate copy of the Information Statement to the shareholder at a shared address to which a single copy of the documents was delivered. In the event you desire to provide such notice to us with respect to this Information Statement or any future Annual Report, Proxy Statement or Information Statement, such notice may be given verbally by telephoning our offices at (714) 368-8705 or by mail to 14471Chambers Road, Suite 105, Tustin, CA  92780.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the actions and Amendment.  Your consent to the actions and Amendment is not required and is not being solicited in connection with this action.  This Information Statement is intended to provide our shareholders information required by the rules and regulations of the Securities Exchange Act of 1934.

By Order of the Board of Directors

/s/ Michael A. Richard

Date:

April 30, 2007

Michael A. Richard

Chief Financial Officer

VILLAGEEDOCS

CONSENT BY STOCKHOLDER TO ACTION WITHOUT A MEETING

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VILLAGEEDOCS.

The undersigned, a stockholder of record of VillageEDOCS on April 30, 2007, hereby consents, pursuant to Section 603 of the California General Corporation Law, with respect to all shares of common stock, no par value per share, of VillageEDOCS held by the undersigned and as indicated below, to the following actions without a meeting, without prior notice and without a vote.

THE COMPANY STRONGLY RECOMMENDS THAT THE STOCKHOLDERS CONSENT TO THE FOLLOWING RESOLUTIONS:

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

		CONSENT FOR all nominees Listed at right (except as indicated)	WITHHOLD CONSENT for all nominees listed at right	NOMINEE

1.	ELECTION OF DIRECTORS:	☐	☐	J. Thomas Zender
K. Mason Conner
Jerry T. Kendall
H. Jay Hill
Ricardo Salas

If you wish to withhold your consent for any individual nominee, strike a line through that nominee’s name in the list at right.

2.            The reincorporation of the Company from California to Delaware by means of a merger with and into a wholly owned Delaware subsidiary.

☐	☐
CONSENT	CONSENT WITHHELD

3.            In connection with the reincorporation in Delaware, to increase the number of shares of common stock we are authorized to issued from four hundred million (400,000,000) to five hundred million (500,000,000).

☐	☐
CONSENT	CONSENT WITHHELD

4.            To increase the number of options that we are authorized to grant pursuant to our 2002 Equity Incentive Plan from sixty million (60,000,000) to ninety million (90,000,000)

☐	☐
CONSENT	CONSENT WITHHELD

PLEASE SIGN, DATE AND RETURN THIS CONSENT PROMPTLY USING THE ENCLOSED ENVELOPE.

PLEASE SIGN BELOW EXACTLY AS NAME APPEARS ON THIS CONSENT. If shares are registered in more than one name the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his title. Trustees' guardians, executors and administrators should sign in their official capacity giving their full title as such. If a partnership, please sign in the partnership name by authorized persons. MAKE SURE THAT THE NAME ON YOUR CERTIFICATE(S) AND THE NUMBER OF SHARES ARE EXACTLY AS YOU INDICATE BELOW.

Number of Common Shares	Signature

Print Name:

Dated

Signature (if held jointly)

Title or authority, if applicable

*THIS IS YOUR CONSENT CARD*

Appendix A

FORM OF

AGREEMENT AND PLAN OF MERGER

OF

VILLAGEEDOCS, INC.

(a Delaware corporation),

AND

VILLAGEEDOCS

(a California corporation)

THIS AGREEMENT AND PLAN OF MERGER, dated as of           , 2007 (the “Agreement”), is between VillageEDOCS, Inc., a Delaware corporation (“VillageEDOCS Delaware”), and VillageEDOCS, a California corporation (“VillageEDOCS California”). VillageEDOCS Delaware and VillageEDOCS California are sometimes referred to herein as the “Constituent Corporations”.

RECITALS

(1)   VillageEDOCS Delaware is a corporation duly organized and existing under the laws of the State of Delaware with an authorized capital of 448,000,000 shares, 400,000,000 of which are designated Common Stock, no par value per share, and 48,000,000 of which are designated Series A Preferred Stock, par value $0.001 per share. As of          , 2007, 1,000 shares of Common Stock were issued and outstanding, all of which are held by VillageEDOCS California, and no shares of Preferred Stock were outstanding.

(2)   VillageEDOCS California is a corporation duly organized and existing under the laws of the State of California with authorized capital of 448,000,000 shares. 400,000,000 of which are designated Common Stock, no par value per share and 48,000,000 of which are designated Series A Preferred Stock, par value $0.001 per share. As of April 30, 2007, (i) [          ] shares of Common Stock were issued and outstanding, (ii) [          ] shares of Common Stock were reserved for issuance pursuant to various equity incentive plans, and (iii) 33,500,000 shares of Series A Preferred Stock were issued and outstanding.

(3)  The Board of Directors of VillageEDOCS California has determined that, for the purpose of effecting the reincorporation of VillageEDOCS California in the State of Delaware, it is advisable and in the best interests of VillageEDOCS California and its shareholders that VillageEDOCS California merge with and into VillageEDOCS Delaware upon the terms and conditions herein provided.

(4)  The respective Boards of Directors of VillageEDOCS Delaware and VillageEDOCS California have approved this Agreement and have directed that this Agreement be submitted to a vote of the holders of their respective securities entitled to vote by applicable law and, upon obtaining a favorable vote, be executed by the undersigned officers.

(5)  The respective Boards of Directors of VillageEDOCS Delaware and VillageEDOCS California intend the reincorporation of VillageEDOCS California in the State of Delaware to constitute a “plan of reorganization” and to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, VillageEDOCS Delaware and VillageEDOCS California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

1.	MERGER

(a)  Merger.  In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the California Corporations Code, VillageEDOCS California shall be merged with and into VillageEDOCS Delaware (the “Merger”), the separate existence of VillageEDOCS California shall cease, and VillageEDOCS Delaware shall be (and is herein sometimes referred to as) the “Surviving Corporation.” The name of the Surviving Corporation shall be VillageEDOCS, Inc.

(b)  Filing and Effectiveness.  The Merger shall become effective when the following actions shall have been completed:

(i)  This Agreement and the Merger shall have been adopted and approved by the sole stockholder of VillageEDOCS Delaware and the shareholders of VillageEDOCS California in accordance with the requirements of the Delaware General Corporation Law and the California Corporations Code, respectively;

(ii)  All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

(iii)  An executed Certificate of Merger, or an executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law, shall have been filed with the Secretary of State of the State of Delaware; and

(iv)  An executed Certificate of Merger, or an executed counterpart of this Agreement meeting the requirements of the California Corporations Code, shall have been filed with the Secretary of State of the State of California.

The date and time when the Merger shall become effective, as aforesaid, is herein called the “Effective Time of the Merger.”

(c)  Effect of the Merger.  Upon the Effective Time of the Merger, the separate existence of VillageEDOCS California shall cease, and VillageEDOCS Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Time of the Merger, (ii) shall be subject to all actions previously taken by its and VillageEDOCS California’s Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of VillageEDOCS California in the manner as more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Time of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of VillageEDOCS California in the same manner as if VillageEDOCS Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California Corporations Code.

2.	CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

(a)  Certificate of Incorporation.  The Certificate of Incorporation of VillageEDOCS Delaware in substantially the form attached hereto as Exhibit A shall be the Certificate of Incorporation of the Surviving Corporation, until duly amended in accordance with the provisions thereof and applicable law.

(b)  Bylaws.  The Bylaws of VillageEDOCS Delaware in substantially the form attached hereto as Exhibit B shall be the Bylaws of the Surviving Corporation, until duly amended in accordance with the provisions thereof and applicable law.

(c)  Directors and Officers.  The directors and officers of VillageEDOCS California immediately prior to the Effective Time of the Merger shall be the directors and officers of the Surviving Corporation, until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

3.	MANNER OF CONVERSION OF STOCK

(a)  VillageEDOCS California Common Stock and Series A Preferred Stock.  Upon the Effective Time of the Merger, (i) each share of VillageEDOCS California Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Common Stock, no par value, of the Surviving Corporation, and (ii) each share of VillageEDOCS California Series A Preferred Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Series A Preferred Stock, $0.001 par value, of the Surviving Corporation,.

(b)  VillageEDOCS California Options, Stock Purchase Rights and Convertible Securities.  Upon the Effective Time of the Merger, the Surviving Corporation shall assume and continue the equity incentive plans (including without limitation the 2002 Equity Incentive Plan and the 1997 Stock Option Plan) and all other employee benefit plans of VillageEDOCS California. Each outstanding and unexercised option, warrant or other right to purchase VillageEDOCS California Common Stock shall become an option, warrant or right to purchase the Surviving Corporation’s Common Stock on the basis of one (1) share of the Surviving Corporation’s Common Stock for every one (1) share of VillageEDOCS California Common Stock issuable pursuant to any such option, warrant or right, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such VillageEDOCS California option, warrant or right at the Effective Time of the Merger. A number of shares of the Surviving Corporation’s Common Stock shall be reserved for issuance upon the exercise of options, warrants or rights equal to the number of shares of VillageEDOCS California Common Stock so reserved immediately prior to the Effective Time of the Merger.

(c)  VillageEDOCS Delaware Common Stock.  Upon the Effective Time of the Merger, each share of Common Stock, $0.001 par value, of VillageEDOCS Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by VillageEDOCS Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

(d)  Exchange of Certificates.

(i)  After the Effective Time of the Merger, each holder of an outstanding certificate representing shares of VillageEDOCS California Common Stock or Series A Preferred Stock may, at such stockholder’s option, surrender the same for cancellation to ______________________, as exchange agent (the “Exchange Agent”), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation’s Common Stock or Series A Preferred Stock, as applicable, into which the surrendered shares were converted as herein provided.

(ii)  Until so surrendered, each outstanding certificate theretofore representing shares of VillageEDOCS California Common Stock and Series A Preferred Stock shall be deemed for all purposes to represent the number of whole shares of the Surviving Corporation’s Common Stock or Series A Preferred Stock, as applicable, into which such shares were converted in the Merger. The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock or Series A Preferred Stock, as applicable, of the Surviving Corporation represented by such outstanding certificate as provided above.

(iii)  Each certificate representing Common Stock or Series A Preferred Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of VillageEDOCS California so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

(iv)  If any certificate for shares of the Surviving Corporation’s stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.

4.	GENERAL

(a)  Covenants of VillageEDOCS Delaware.  VillageEDOCS Delaware covenants and agrees that it will, on or before the Effective Time of the Merger:

(i)  Qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California Corporations Code;

(ii)  File any and all documents with the appropriate tax authority of the State of California necessary for the assumption by VillageEDOCS Delaware of all of the corporate and/or franchise tax liabilities of VillageEDOCS California; and

(iii)  Take such other actions as may be required by the California Corporations Code.

(b)  Further Assurances.  From time to time, as and when required by VillageEDOCS Delaware or by its successors or assigns, there shall be executed and delivered on behalf of VillageEDOCS California such deeds and other instruments, and there shall be taken or caused to be taken by VillageEDOCS Delaware and VillageEDOCS California such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by VillageEDOCS Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of VillageEDOCS California and otherwise to carry out the purposes of this Agreement, and the officers and directors of VillageEDOCS Delaware are fully authorized in the name and on behalf of VillageEDOCS California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

(c)  Abandonment.   At any time before the Effective Time of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either VillageEDOCS California or VillageEDOCS Delaware, or both, notwithstanding the approval of this Agreement by the shareholders of VillageEDOCS California or by the sole stockholder of VillageEDOCS Delaware, or by both.

(d)  Amendment.  The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of California and Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the shareholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class of shares or series thereof of such Constituent Corporation.

(e)  Registered Office.  The registered office of the Surviving Corporation in the State of Delaware is located at 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, Delaware 19808, and Corporation Service Company is the registered agent of the Surviving Corporation at such address.

(f)  Agreement.  Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 14471 Chambers Road, Suite 105, Tustin, California 92780, and copies thereof will be furnished to any shareholder of either Constituent Corporation, upon request and without cost.

(g)  Governing Law.  This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California Corporations Code.

(h)  Counterparts.  In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Agreement, having first been approved by resolutions of the Boards of Directors of VillageEDOCS Delaware and VillageEDOCS California, is hereby executed on behalf of each of such corporation by their respective officers thereunto duly authorized.

VILLAGEEDOCS, INC.

a Delaware corporation

By:

Name:

Title:

VILLAGEEDOCS.

a California corporation

By:

Name:

Title:

Appendix B

FORM OF

CERTIFICATE OF INCORPORATION

VILLAGEEDOCS, INC.

ARTICLE I

The name of the corporation is VillageEDOCS, Inc.

ARTICLE II

The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware (the “DGCL”).

ARTICLE III

The address of the corporation’s registered office in the State of Delaware is 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, Delaware 19808. The name of the registered agent at such address is Corporation Service Company.

ARTICLE IV

The name and mailing address of the incorporator are as follows:

K. Mason Conner

VillageEDOCS.

14471 Chambers Road, Suite 105

Tustin, California 92780

ARTICLE V

This Corporation is authorized to issue two classes of shares of stock. The first class will be designated as preferred stock, the total number of shares of Series A Preferred stock which the Corporation is authorized to issue is forty eight million (48,000,000) of $0.001 par value per share. The second class will be designated as common stock; the total number of shares which the Corporation is authorized to issue is five hundred million (500,000,000) of no par value per share.

The undesignated Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the corporation is authorized to determine the designation and to fix the number of shares of any series of the undesignated Preferred Stock, and to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of undesignated Preferred Stock. Within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any such series of the undesignated Preferred Stock, the Board of Directors is further authorized to increase or decrease (but not below the number of shares of that series then outstanding) the number of shares of that series subsequent to the issue of shares of that series. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

The description of the Preferred Stock, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and qualifications thereof, and of the Common Stock, with the rights thereof, is as follows:

PREFERRED STOCK

Section 1.            Definitions.  For the purposes hereof, the following terms shall have the following meanings:

“Bankruptcy Event” means any of the following events: (a) the Corporation or any Significant Subsidiary thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Corporation or any Significant Subsidiary thereof; (b) there is commenced against the Corporation or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Corporation or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Corporation or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 days; (e) the Corporation or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors; (f) the Corporation or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (g) the Corporation or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Closing Date” means the Trading Day when the Purchase Agreement has been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Investor’s obligations to pay the Subscription Amount and (ii) the Corporation’s obligations to deliver the Series A Preferred Stock and Warrants have been satisfied or waived.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, no par value, and stock of any other class into which such shares may hereafter have been reclassified or changed.

“Common Stock Equivalents” means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Ratio” shall have the meaning set forth in Section 6(a).

“Conversion Value” shall have the meaning set forth in Section 6(a).

“Conversion Shares” means, collectively, the shares of Common Stock into which the shares of Series A Preferred Stock are convertible in accordance with the terms hereof.

“Conversion Shares Registration Statement” means a registration statement that meets the requirements of the Registration Rights Agreement and registers the resale of all Conversion Shares by the Holder, who shall be named as a “selling stockholder” thereunder.

“Dilutive Issuance” shall have the meaning set forth in Section 7(b) hereof.

“Effective Date” means the date that the Conversion Shares Registration Statement is declared effective by the Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Corporation pursuant to any stock or option plan duly adopted by a majority of the members of the Board of Directors of the Corporation, (b) securities upon the exercise of or conversion of any securities issued hereunder, and of any convertible securities, options or warrants issued and outstanding on May 19, 2005, provided that such securities have not been amended since such date to increase the number of such securities, and (c) securities issued pursuant to acquisitions or strategic transactions, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Corporation and in which the Corporation receives benefits in addition to the investment of funds, but shall not include a transaction in which the Corporation is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

“Fundamental Transaction” shall have the meaning set forth in Section 7(f)(iii) hereof.

“Holder” shall have the meaning given such term in Section 2 hereof.

“Junior Securities” means the Common Stock and all other equity or equity equivalent securities of the Corporation other than those securities that are explicitly senior in rights or liquidation preference to the Series A Preferred Stock.

“MFN Transaction” means a transaction in which the Corporation issues or sells any securities in a capital raising transaction or series of related transactions which grants to the holders of such securities the right to receive additional shares based upon future transactions of the Corporation on terms more favorable than those granted to such investor in such offering. Any holder of Series A Preferred Stock shall be entitled to obtain injunctive relief against the Corporation to preclude any such issuance, which remedy shall be in addition to any right to collect damages available to holders of Series A Preferred Stock.

“Note” means the note in the principal amount of $800,000 purchased pursuant to the Purchase Agreement.

“Original Issue Date” shall mean the date of the first issuance of any shares of the Series A Preferred Stock regardless of the number of transfers of any particular shares of Series A Preferred Stock and regardless of the number of certificates which may be issued to evidence such Series A Preferred Stock.

“Person” means a corporation, an association, a partnership, a limited liability company, a business association, an individual, a government or political subdivision thereof or a governmental agency.

“Purchase Agreement” means the Note Purchase Agreement, dated as of April 2005, to which the Corporation and all Holders are parties, as amended, modified or supplemented from time to time in accordance with its terms, a copy of which is on file at the principal offices of the Corporation.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the Closing Date, to which the Corporation and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

“Securities Act” means the Securities Act of 1933, as amended.

“Series A Preferred Stock” shall have the meaning set forth in Section 2.

“Significant Subsidiary” means a subsidiary, including its subsidiaries, which meets any of the following conditions:

(1)  The Corporation and its other subsidiaries’ investments in and advances to the subsidiary exceed 10 percent of the total assets of the Corporation and its subsidiaries consolidated as of the end of the most recently completed fiscal year; or

(2)  The Corporation and its other subsidiaries’ proportionate share of the total assets (after intercompany eliminations) of the subsidiary exceeds 10 percent of the total assets of the Corporation and its subsidiaries consolidated as of the end of the most recently completed fiscal year; or

(3)  The Corporation’s and its other subsidiaries’ equity in the income from continuing operations before income taxes, extraordinary items and cumulative effect of a change in accounting principle of the subsidiary exceeds 10 percent of such income of the Corporation and its subsidiaries consolidated for the most recently completed fiscal year.

“Subscription Amount” shall mean the Eight Hundred Thousand Dollars ($800,000.00) paid for the Note purchased pursuant to the Purchase Agreement, in United States Dollars and in immediately available funds.

“Subsidiary” shall mean a corporation, limited liability company, partnership, joint venture or other business entity of which the Corporation owns beneficially or of record more than 19% of the equity interest.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the OTC Bulletin Board.

“Variable Rate Transaction” means a transaction in which the Corporation issues or sells (i) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Corporation or the market for the Common Stock.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the primary Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. EST to 4:02 p.m. Eastern Time) using the VAP function; (b) if the Common Stock is not then listed or quoted on the Trading Market and if prices for the Common Stock are then reported in the “Pink Sheets” published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by the Board of Directors after consultation with a nationally recognized-independent appraiser selected in good faith by holders of a majority of the Series A Preferred Stock then outstanding.

“Warrants” means the warrants delivered pursuant to the Purchase Agreement.

Section 2.            Designation, Amount and Par Value.  The series of preferred stock shall be designated as the Corporation’s Series A Convertible Preferred Stock (the “Series A Preferred Stock or “Preferred Stock”) and the number of shares so designated shall be forty eight million (48,000,000) of $0.001 par value per share (which shall not be subject to increase without the consent of all of the holders of the Series A Preferred Stock (each a “Holder” and collectively, the “Holders”). Each Holder shall enter into the Purchase Agreement. Each share of Series A Preferred Stock shall have a par value of $.001 per share.

Section 3.            Dividends and Other Distributions.  No dividends shall be payable with respect to the Series A Preferred Stock.

Section 4.            Voting Rights.  Except as otherwise provided by law, the Series A Preferred Stock shall have no voting rights. However, so long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not, without the affirmative approval of all of the Holders of the Series A Preferred Stock then outstanding, (a) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock or alter or amend this Article V , (b) authorize or create any class of stock ranking as to dividends or distribution of assets upon a Liquidation (as defined in Section 5) senior to or otherwise pari passu with the Series A Preferred Stock, or any of preferred stock possessing greater voting rights or the right to convert at a more favorable price than the Series A Preferred Stock, (c) amend its certificate or articles of incorporation or other charter documents in breach of any of the provisions hereof, (d) increase the authorized number of shares of Series A Preferred Stock, or (e) enter into any agreement with respect to the foregoing.

Section 5.            Liquidation.  Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to receive out of the assets of the Corporation, whether such assets are capital or surplus, for each share of Series A Preferred Stock an amount equal to $0.05 (the “Liquidation Value”) before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Corporation shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be distributed among the Holders ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. A Fundamental Transaction shall not be treated as a Liquidation. The Corporation shall mail written notice of any such Liquidation, not less than 70 days prior to the payment date stated therein, to each record Holder.

Section 6.            Conversion.

a)            Conversions at Option of Holder.  Each share of Series A Preferred Stock shall be initially convertible (subject to the limitations set forth in Section 6(c)), into one (1) share of Common Stock (as adjusted as provided below, the “Conversion Ratio”) at the option of the Holders, at any time and from time to time from and after the Original Issue Date. Holders shall effect conversions by providing the Corporation with a conversion notice (a “Notice of Conversion”) fully and originally executed by the Holder, together with the delivery by the Holder to the Corporation of the stock certificate(s) representing the number of shares of Series A Preferred Stock so converted, with such stock certificates being duly endorsed in full for transfer to the Corporation or with an applicable stock power duly executed by the Holder in the manner and form as deemed reasonable by the transfer agent of the Common Stock. Each Notice of Conversion shall specify the number of shares of Series A Preferred Stock to be converted, the number of shares of Series A Preferred Stock owned prior to the conversion at issue, the number of shares of Series A Preferred Stock owned subsequent to the conversion at issue, the stock certificate number and the shares of Series A Preferred Stock represented thereby which are accompanying the Notice of Conversion, and the date on which such conversion is to be effected, which date may not be prior to the date the Holder delivers such Notice of Conversion and the applicable stock certificates to the Corporation by overnight delivery service (the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the Trading Day immediately following the date that such Notice of Conversion and applicable stock certificates are received by the Corporation. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. Shares of Series A Preferred Stock converted into Common Stock in accordance with the terms hereof shall be canceled and may not be reissued. The initial value of the Series A Preferred Stock on the Conversion Date shall be equal to $0.05 per share (as adjusted pursuant to Section 7 or otherwise as provided herein, the “Conversion Value”). If the initial Conversion Value is adjusted pursuant to Section 7 or as otherwise provided herein, the Conversion Ratio shall likewise be adjusted and the new Conversion Ratio shall equal the Liquidation Value divided by the new Conversion Value. Thereafter, subject to any further adjustments in the Conversion Value, each share of Series A Preferred Stock shall be convertible into that number of shares of Common Stock equal to the new Conversion Ratio.

b)            Beneficial Ownership Limitation.  Except as provided in Section 6(a) above, the Corporation shall not effect any conversion of the Series A Preferred Stock, and the Holder shall not have the right to convert any portion of the Series A Preferred Stock to the extent that after giving effect to such conversion, the Holder (together with the Holder’s affiliates), as set forth on the applicable Notice of Conversion, would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted shares of Series A Preferred Stock beneficially owned by the Holder or any of its affiliates, so long as such shares of Series A Preferred Stock are not convertible within sixty (60) days from the date of such determination, and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Corporation (including the Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates, so long as such other securities of the Corporation are not exercisable nor convertible within sixty (60) days from the date of such determination. For purposes of this Section 6(b), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For purposes of this Section 6(b), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in the most recent of the following: (A) the Corporation’s most recent quarterly reports, Form 10-Q, Form 10-QSB, Annual Reports, Form 10-K, or Form 10-KSB, as the case may be, as filed with the Commission under the Exchange Act (B) a more recent public announcement by the Corporation or (C) any other written notice by the Corporation or the Corporation’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Holder, the Corporation shall within two (2) Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Series A Preferred Stock, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was publicly reported by the Corporation. The provisions of this Section 6(b) may be waived by the Holder upon, at the election of the Holder, not less than 61 days’ prior notice to the Corporation, and the provisions of this Section 6(b) shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver).

c)	Mechanics of Conversion.

(i)            Delivery of Certificate Upon Conversion.  Except as otherwise set forth herein, not later than three Trading Days after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver to the Holder a certificate or certificates which, after the Effective Date, shall be free of restrictive legends and trading restrictions representing the number of shares of Common Stock being acquired upon the conversion of shares of Series A Preferred Stock. After the Effective Date, the Corporation shall, upon request of the Holder, deliver any certificate or certificates required to be delivered by the Corporation under this Section electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by the applicable Holder by the third Trading Day after the Conversion Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Corporation shall immediately return the certificates representing the shares of Series A Preferred Stock tendered for conversion.

i.            Obligation Absolute; Partial Liquidated Damages.  The Corporation’s obligations to issue and deliver the Conversion Shares upon conversion of Series A Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to the Holder in connection with the issuance of such Conversion Shares. In the event a Holder shall elect to convert any or all of its Series A Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or any one associated or affiliated with the Holder of has been engaged in any violation of law, agreement or for any other reason, unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or part of this Series A Preferred Stock shall have been sought and obtained and the Corporation posts a surety bond for the benefit of the Holder in the amount of 150% of the Conversion Value of Series A Preferred Stock outstanding, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of an injunction precluding the same, the Corporation shall issue Conversion Shares or, if applicable, cash, upon a properly noticed conversion. If the Corporation fails to deliver to the Holder such certificate or certificates pursuant to Section 6(d)(i) within two Trading Days of the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $5,000 of Conversion Value of Series A Preferred Stock being converted, $50 per Trading Day (increasing to $100 per Trading Day after three (3) Trading Days and increasing to $200 per Trading Day six (6) Trading Days after such damages begin to accrue) for each Trading Day after the Share Delivery Date until such certificates are delivered. Nothing herein shall limit a Holder’s right to pursue actual damages for the Corporation’s failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

ii.            Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion.  If the Corporation fails to deliver to the Holder such certificate or certificates pursuant to Section 6(d)(i) by a Share Delivery Date, and if after such Share Delivery Date the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which the Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the price at which the sell order giving rise to such purchase obligation was executed. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series A Preferred Stock with respect to which the aggregate sale price giving rise to such purchase obligation is $10,000, under clause (A) of the immediately preceding sentence the Corporation shall be required to pay the Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Corporation. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Series A Preferred Stock as required pursuant to the terms hereof.

iii.            Reservation of Shares Issuable Upon Conversion.  The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of the Series A Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders, not less than such number of shares of the Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of all outstanding shares of Series A Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and, if the Conversion Shares Registration Statement is then effective under the Securities Act, registered for public sale in accordance with such Conversion Shares Registration Statement.

iv.            Fractional Shares.  Upon a conversion hereunder, the Corporation shall not be required to issue stock certificates representing fractions of shares of the Common Stock. If the Corporation does not issue stock certificates representing fractional shares, it shall (a) arrange for the disposition of fractional interests by those entitled thereto, (b) pay in cash the fair value, as determined by the Board of Directors, of fractions of a share as of the time when those entitled to receive those fractions are determined or (c) issue scrip or warrants in registered form, as certificated securities or uncertificated securities, or bearer form as certificated securities, which shall entitle the holder to receive a certificate for a full share upon the surrender of the scrip or warrants aggregating a full share.

v.            Transfer Taxes.  The issuance of certificates for shares of the Common Stock on conversion of the Series A Preferred Stock shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such shares of Series A Preferred Stock so converted and the Corporation shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

Section 7.            Certain Adjustments.

a)            Stock Dividends and Stock Splits.  If the Corporation, at any time while the Series A Preferred Stock is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation pursuant to this Series A Preferred Stock), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Corporation, then the Conversion Value shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)            Subsequent Equity Sales.  At any time while Series A Preferred Stock is outstanding, the Corporation shall offer, sell, grant any option to purchase or offer, sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock at an effective price per share less than the then Conversion Value (“Dilutive Issuance”), as adjusted hereunder (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Conversion Value, such issuance shall be deemed to have occurred for less than the Conversion Value).

c)            Subsequent Rights Offerings.  The Corporation, at any time while the Series A Preferred Stock is outstanding, shall not issue rights, options or warrants to holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Conversion Value.

d)            Pro Rata Distributions.  If the Corporation, at any time while Series A Preferred Stock is outstanding, shall distribute to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Value shall be determined by multiplying such Conversion Value in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

e)            Calculations.  All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the description of any such shares of Common Stock shall be considered on issue or sale of Common Stock. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) actually issued and outstanding.

f)            Notice to Holders.

i.             Adjustment to Conversion Price. Whenever the Conversion Value is adjusted pursuant to any of this Section 7, the Corporation shall promptly mail to each Holder a notice setting forth the Conversion Value after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Corporation issues a variable rate security, the Corporation shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised in the case of a Variable Rate Transaction, or the lowest possible adjustment price in the case of an MFN Transaction.

Notice to Allow Conversion by Holder. If (A) the Corporation shall declare a dividend (or any other distribution) on the Common Stock; (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Corporation shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation; then in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of the Series A Preferred Stock, and shall cause to be mailed to the Holders at their last addresses as they shall appear upon the stock books of the Corporation, at least 70 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Any and all Conversion Shares issued or issuable upon conversion shall be entitled to share in such transaction notwithstanding the record date of such transaction so long as the Holders of the Series A Preferred Stock elect to convert their shares of Series A Preferred Stock into Conversion Shares prior to the expiration of such 70-day notice period.

ii.            Exempt Issuance.  Notwithstanding the foregoing, no adjustment will be made under this Section 7 in respect of an Exempt Issuance.

iii.           Fundamental Transaction.  If, at any time while this Series A Preferred Stock is outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person, (B) the Corporation effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then upon any subsequent conversion of this Series A Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series A Preferred Stock following such Fundamental Transaction. The Corporation will not enter into any Fundamental Transaction, unless any successor to the Corporation or surviving entity in such Fundamental Transaction agrees to file a new certificate of amendment with the same terms and conditions as set forth in this Article V and issue to the Holder new preferred stock consistent with the foregoing provisions and evidencing the Holder’s right to convert such preferred stock into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (f)(iii) and insuring that this Series A Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

Section 8.            Miscellaneous.

a)            Notices.  Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally or sent by a nationally recognized overnight courier service, addressed to the Corporation. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally or sent by a nationally recognized overnight courier service addressed to each Holder at the address of such Holder appearing on the books of the Corporation, or if no such address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective (i) on the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (ii) upon actual receipt by the party to whom such notice is required to be given.

b)            Absolute Obligation.  Except as expressly provided herein, no provision of this Article V of this Certificate of Amendment shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the liquidated damages (if any) on, the shares of Series A Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

c)             Lost or Mutilated Preferred Stock Certificate.  If a Holder’s Series A Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series A Preferred Stock so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership thereof, and indemnity, if requested, all reasonably satisfactory to the Corporation.

d)            Next Business Day.  Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

e)             Headings.  The headings contained herein are for convenience only, do not constitute a part of this Certificate of Amendment and shall not be deemed to limit or affect any of the provisions hereof.

ARTICLE VI

The authorized number of directors that constitutes the entire Board of Directors shall be, until changed by amendment of these Articles or by a Bylaw duly adopted by the shareholders, such number as may from time to time be authorized by resolution of the Board of Directors or the shareholders, provided that such number shall not be less than three (3) nor more than nine (9).

ARTICLE VII

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the corporation.

ARTICLE VIII

The election of directors need not be by written ballot unless the Bylaws of the corporation shall so provide.

ARTICLE IX

Special meetings of the stockholders of the corporation for any purpose or purposes may be called at any time by the president of the corporation, the chairman of the Board of Directors or a majority of the authorized number of directors or by the holders of shares entitled to cast not less than ten percent of the votes at the meeting, but such special meetings may not be called by any other person or persons. No action shall be taken by the stockholders of the corporation except at an annual or special meeting of the stockholders called in accordance with this Certificate of Incorporation or the Bylaws of the corporation, and no action shall be taken by the stockholders by written consent.

ARTICLE X

To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended, a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director. If the DGCL is amended to authorize corporate action further limiting or eliminating the personal liability of directors, then the liability of a director of the corporation shall be limited or eliminated to the fullest extent permitted by the DGCL, as so amended.

The corporation shall have the power to indemnify, to the extent permitted by the DGCL, as it currently exists or may hereafter be amended from time to time, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding” ), by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.

Neither any amendment nor repeal of this Article X, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article X, shall eliminate or reduce the effect of this Article X in respect of any matter occurring, or any action, suit or proceeding accruing or arising or that, but for this Article X, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE XI

Except as provided in Article X above, the corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

*	*	*

I, the undersigned, as the sole incorporator of the corporation, have signed this Certificate of Incorporation on           , 2007.

______________________________

K. Mason Conner

Incorporator

Appendix C

FORM OF

BYLAWS OF

VILLAGEEDOCS, INC.

(a Delaware corporation)

i

ii

BYLAWS

OF

VILLAGEEDOCS, INC.

ARTICLE I — CORPORATE OFFICES

1.1    REGISTERED OFFICE

The registered office of VillageEDOCS, Inc. shall be fixed in the corporation’s certificate of incorporation, as the same may be amended from time to time.

1.2    OTHER OFFICES

The corporation’s board of directors (the “Board”) may at any time establish other offices at any place or places where the corporation is qualified to do business.

ARTICLE II — MEETINGS OF STOCKHOLDERS

2.1    PLACE OF MEETINGS

Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the Board. The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law (the “ DGCL “). In the absence of any such designation or determination, stockholders’ meetings shall be held at the corporation’s principal executive office.

2.2    ANNUAL MEETING

The annual meeting of stockholders shall be held each year on such date and at a time designated by the Board. At the annual meeting, directors shall be elected and any other proper business may be transacted.

2.3    SPECIAL MEETING

A special meeting of the stockholders may be called as set forth in this corporation’s certificate of incorporation.

No business may be transacted at such special meeting other than the business specified in such notice to stockholders. Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board may be held.

2.4    ADVANCE NOTICE PROCEDURES; NOTICE OF STOCKHOLDERS’ MEETINGS

(i)  At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (B) otherwise properly brought before the meeting by or at the direction of the Board, or (C) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the secretary of the corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than one hundred twenty (120) calendar days before the one year anniversary of the date on which the corporation first mailed its proxy statement to stockholders in connection with the previous year’s annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date of the prior year’s meeting, notice by the stockholder to be timely must be so received not later than the close of business on the later of one hundred twenty (120) calendar days in advance of such annual meeting and ten (10) calendar days following

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the date on which public announcement of the date of the meeting is first made. A stockholder’s notice to the secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business, (c) the class and number of shares of the corporation that are beneficially owned by the stockholder, (d) any material interest of the stockholder in such business, and (e) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”), in the stockholder’s capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder’s meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (i). The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph (i), and, if the chairperson should so determine, he or she shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

(ii)  Only persons who are nominated in accordance with the procedures set forth in this paragraph (ii) shall be eligible for election as directors. Nominations of persons for election to the Board of the corporation may be made at a meeting of stockholders by or at the direction of the Board or by any stockholder of the corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (ii). Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the secretary of the corporation in accordance with the provisions of paragraph (i) of this Section 2.4. Such stockholder’s notice shall set forth (a) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the corporation that are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (b) as to such stockholder giving notice, the information required to be provided pursuant to paragraph (i) of this Section 2.4. At the request of the Board, any person nominated by a stockholder for election as a director shall furnish to the secretary of the corporation that information required to be set forth in the stockholder’s notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this paragraph (ii). The chairperson of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these bylaws, and if the chairperson should so determine, he or she shall so declare at the meeting, and the defective nomination shall be disregarded.

These provisions shall not prevent the consideration and approval or disapproval at an annual meeting of reports of officers, directors and committees of the Board, but in connection therewith no new business shall be acted upon at any such meeting unless stated, filed and received as herein provided. Notwithstanding anything in these bylaws to the contrary, no business brought before a meeting by a stockholder shall be conducted at an annual meeting except in accordance with procedures set forth in this Section 2.4.

Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided in the DGCL, the certificate of incorporation or these bylaws, the written notice of any meeting of stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting.

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2.5    MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

Notice of any meeting of stockholders shall be given:

(i)  if mailed, when deposited in the United States mail, postage prepaid, directed to the stockholder at his or her address as it appears on the corporation’s records; or

(ii)  if electronically transmitted as provided in Section 8.1 of these bylaws.

An affidavit of the secretary or an assistant secretary of the corporation or of the transfer agent or any other agent of the corporation that the notice has been given by mail or by a form of electronic transmission, as applicable, shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

2.6    QUORUM

The holders of a majority of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairperson of the meeting, or (ii) the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

2.7    ADJOURNED MEETING; NOTICE

When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place if any thereof, and the means of remote communications if any by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

2.8    CONDUCT OF BUSINESS

The chairperson of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business.

2.9    VOTING

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.

Except as may be otherwise provided in the certificate of incorporation or these bylaws, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

2.10  STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Any action required or permitted to be taken by the stockholders of the corporation must be effected at a duly called annual or special meeting of stockholders of the corporation and may not be effected by any consent in writing by such stockholders.

2.11  RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS

In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other such action.

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If the Board does not so fix a record date:

(i)  The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(ii)  The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however , that the Board may fix a new record date for the adjourned meeting.

2.12  PROXIES

Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL.

2.13  LIST OF STOCKHOLDERS ENTITLED TO VOTE

The officer who has charge of the stock ledger of the corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the corporation’s principal executive office. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

2.14  INSPECTORS OF ELECTION

A written proxy may be in the form of a telegram, cablegram, or other means of electronic transmission which sets forth or is submitted with information from which it can be determined that the telegram, cablegram, or other means of electronic transmission was authorized by the person.

Before any meeting of stockholders, the Board shall appoint an inspector or inspectors of election to act at the meeting or its adjournment. The number of inspectors shall be either one (1) or three (3). If any person appointed as inspector fails to appear or fails or refuses to act, then the chairperson of the meeting may, and upon the request of any stockholder or a stockholder’s proxy shall, appoint a person to fill that vacancy.

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Such inspectors shall:

(i)  determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

(ii)  receive votes, ballots or consents;

(iii)  hear and determine all challenges and questions in any way arising in connection with the right to vote;

(iv)  count and tabulate all votes or consents;

(v)  determine when the polls shall close;

(vi)  determine the result; and

(vii)  do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

ARTICLE III — DIRECTORS

3.1    POWERS

Subject to the provisions of the DGCL and any limitation in the certificate of incorporation and these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board.

Without prejudice to these general powers, and subject to the same limitations, the Board shall have the power to:

(i)  Select and remove all officers, agents, and employees of the corporation; prescribe any powers and duties for them that are consistent with law, with the certificate of incorporation, and with these bylaws; fix their compensation; and require from them security for faithful service.

(ii)  Change the principal executive office or the principal business office of the corporation from one location to another; cause the corporation to be qualified to do business in any state, territory, dependency, or country and conduct business within any such state, territory, dependency, or country; and designate any place within or outside the State of Delaware for the holding of any stockholders’ meeting, or meetings, including annual meetings.

(iii)  Adopt, make, and use a corporate seal; prescribe the forms of certificates of stock; and alter the form of the seal and certificates.

(iv)  Authorize the issuance of shares of stock of the corporation on any lawful terms, in consideration of money paid, labor done, services actually rendered, debts or securities cancelled, or tangible or intangible property actually received.

(v)  Borrow money and incur indebtedness on behalf of the corporation, and cause to be executed and delivered for the corporation’s purposes, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations, and other evidences of debt and securities.

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3.2    NUMBER OF DIRECTORS

Unless the certificate of incorporation fixes the number of directors, the number of directors shall be determined from time to time by resolution of the Board. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3    ELECTION AND TERM OF OFFICE OF DIRECTORS

Directors shall be elected at each annual meeting of the stockholders to hold office until the next annual meeting. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been qualified and elected or until such director’s earlier death, resignation or removal.

3.4    RESIGNATION AND VACANCIES

Any director may resign at any time upon notice given in writing or by electronic transmission to the corporation. A resignation is effective when the resignation is delivered, unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Unless otherwise provided in the certificate of incorporation or these bylaws, when one or more directors resign from the Board effective at a future date, a majority of the directors then in office, including those who are resigning, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

Unless otherwise provided in the certificate of incorporation or these bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the DGCL.

If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole Board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the voting stock at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the DGCL as far as applicable.

3.5    PLACE OF MEETINGS; MEETINGS BY TELEPHONE

The Board may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.6    REGULAR MEETINGS

Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.

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3.7    SPECIAL MEETINGS; NOTICE

Special meetings of the Board for any purpose or purposes may be called at any time by the chairperson of the Board, the chief executive officer, the president, the secretary or a majority of the authorized number of directors.

Notice of the time and place of special meetings shall be:

(i)  delivered personally by hand, by courier or by telephone;

(ii)  sent by United States first-class mail, postage prepaid;

(iii)  sent by facsimile; or

(iv)  sent by electronic mail,

directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the corporation’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the corporation’s principal executive office) nor the purpose of the meeting.

3.8    QUORUM; VOTING

At all meetings of the Board, a majority of the authorized number of directors shall constitute a quorum for the transaction of business. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the certificate of incorporation or these bylaws.

3.9    WAIVER OF NOTICE

Whenever notice is required to be given to a director under any provision of the DGCL or of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the director, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a director at a meeting of the Board shall constitute a waiver of notice of such meeting, except when the director attends such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board, or of a committee of Board, need be specified in any written waiver of notice, unless so required by the certificate of incorporation or these bylaws.

3.10  BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

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3.11  FEES AND COMPENSATION OF DIRECTORS

Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board shall have the authority to fix the compensation of directors.

3.12  REMOVAL OF DIRECTORS

Any director may be removed from office by the stockholders of the corporation.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

3.13  APPROVAL OF LOANS

Subject to compliance with applicable law, the corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiary, including any officer or employee who is a director of the corporation or its subsidiary, whenever, in the judgment of the Board, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing contained in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

ARTICLE IV — COMMITTEES

4.1    COMMITTEES OF DIRECTORS

The Board may, by resolution passed by a majority of the authorized number of directors, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter expressly required by the DGCL to be submitted to stockholders for approval, (ii) adopt, amend or repeal any bylaw of the corporation, (iii) fill any vacancies on the Board or on any committee, (iv) fix the compensation of the directors for serving on the Board or any committee, or (v) authorize a distribution to the stockholders of the corporation, except at a rate or in a periodic amount or within a price range determined by the Board.

4.2    COMMITTEE MINUTES

Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

4.3    MEETINGS AND ACTION OF COMMITTEES

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(i) Section 3.5 (place of meetings and meetings by telephone);

(ii) Section 3.6 (regular meetings);

(iii) Section 3.7 (special meetings; notice);

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(iv)  Section 3.8 (quorum; voting);

(v)  Section 3.9 (waiver of notice); and

(vi)  Section 3.10 (board action by written consent without a meeting)

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members. However :

(i)  the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;

(ii) special meetings of committees may also be called by resolution of the Board; and

(iii)  notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

ARTICLE V — OFFICERS

5.1    OFFICERS

The officers of the corporation shall be a president and a secretary. The corporation may also have, at the discretion of the Board, a chairperson of the Board, a vice chairperson of the Board, a chief executive officer, a chief operating officer, a chief financial officer or treasurer, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.

5.2    APPOINTMENT OF OFFICERS

The Board shall appoint the officers of the corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 and 5.5 of these bylaws, subject to the rights, if any, of an officer under any contract of employment.

5.3    SUBORDINATE OFFICERS

The Board may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, the president, to appoint, such other officers and agents as the business of the corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board may from time to time determine.

5.4    REMOVAL AND RESIGNATION OF OFFICERS

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board at any regular or special meeting of the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

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5.5    VACANCIES IN OFFICES

Any vacancy occurring in any office of the corporation shall be filled by the Board or as provided in Section 5.3.

5.6    CHAIRMAN OF THE BOARD

The chairman of the Board, if such an officer be elected, shall, if present, preside at meetings of the Board and exercise and perform such other powers and duties as may from time to time be assigned to him by the Board or as may be prescribed by these bylaws. If there is no president, then the chairman of the Board shall also be the chief executive officer of the corporation and shall have the powers and duties prescribed in Section 5.7 of these bylaws.

5.7    CHIEF EXECUTIVE OFFICER

The Chief Executive Officer shall be the general manager of the Corporation, subject to the control of the Board of Directors, and as such shall (A) hereof, preside at all meetings of stockholders, shall have general supervision of the affairs of the Corporation, shall sign or countersign or authorize another officer to sign all certificates, contracts, and other instruments of the Corporation as authorized by the Board of Directors, shall make reports to the Board of Directors and stockholders, and shall perform all such other duties as are incident to such office or are properly required by the Board of Directors.

5.8    PRESIDENT

Subject to such supervisory powers, if any, as may be given by the Board to the chairman of the Board and chief executive officer, if there be such an officer, the president of the corporation shall, subject to the control of the Board, have general supervision over the operation of the corporation, including the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board or these bylaws. The offices of president and chief operating officer or chief executive officer may be held by the same person.

5.9    VICE PRESIDENT

In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the Board or, if not ranked, a vice president designated by the Board, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board, these bylaws, the president or the chairman of the Board.

5.10  SECRETARY

The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the Board may direct, a book of minutes of all meetings and actions of directors, committees of directors, and stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors’ meetings or committee meetings, the number of shares present or represented at stockholders’ meetings, and the proceedings thereof.

The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation’s transfer agent or registrar, as determined by resolution of the Board, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board required to be given by law or by these bylaws. He shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board or by these bylaws.

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5.11  CHIEF FINANCIAL OFFICER

The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

The chief financial officer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the Board. He shall disburse the funds of the corporation as may be ordered by the Board, shall render to the president and directors, whenever they request it, an account of all of his transactions as chief financial officer and of the financial condition of the corporation, and shall have other power and perform such other duties as may be prescribed by the Board or these bylaws.

5.12  AUTHORITY AND DUTIES OF OFFICERS

All officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the Board or the stockholders and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.

ARTICLE VI — RECORDS AND REPORTS

6.1    MAINTENANCE AND INSPECTION OF RECORDS

The corporation shall, either at its principal executive office or at such place or places as designated by the Board, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books, and other records.

Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation’s stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person’s interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent so to act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal executive office.

6.2    REPRESENTATION OF SHARES OF OTHER CORPORATIONS

The chairperson of the Board, the president, any vice president, the treasurer, the secretary or assistant secretary of this corporation, or any other person authorized by the Board or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

ARTICLE VII — GENERAL MATTERS

7.1    CHECKS, DRAFTS, EVIDENCES OF INDEBTEDNESS

From time to time, the Board shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

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7.2    EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

The Board, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

7.3    STOCK CERTIFICATES; PARTLY PAID SHARES

The shares of the corporation shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the Board, every holder of stock represented by certificates, and upon request every holder of uncertificated shares, shall be entitled to have a certificate signed by, or in the name of the corporation by the chairperson or vice-chairperson of the Board, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

7.4    SPECIAL DESIGNATION ON CERTIFICATES

If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however , that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

7.5    LOST CERTIFICATES

Except as provided in this Section 7.5, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

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7.6    CONSTRUCTION; DEFINITIONS

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

7.7    DIVIDENDS

The Board, subject to any restrictions contained in either (i) the DGCL, or (ii) the certificate of incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property, or in shares of the corporation’s capital stock.

The Board may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation, and meeting contingencies.

7.8    FISCAL YEAR

The fiscal year of the corporation shall be fixed by resolution of the Board and may be changed by the Board.

7.9    SEAL

The corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

7.10  TRANSFER OF STOCK

Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

7.11  STOCK TRANSFER AGREEMENTS

The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

7.12  REGISTERED STOCKHOLDERS

The corporation:

(i)  shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner;

(ii)  shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares; and

(iii)  shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

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7.13  WAIVER OF NOTICE

Whenever notice is required to be given under any provision of the DGCL, the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends such meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission, unless so required by the certificate of incorporation or these bylaws.

ARTICLE VIII — NOTICE BY ELECTRONIC TRANSMISSION

8.1    NOTICE BY ELECTRONIC TRANSMISSION

Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the certificate of incorporation or these bylaws, any notice to stockholders given by the corporation under any provision of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any such consent shall be deemed revoked if:

(i)  the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with such consent; and

(ii)  such inability becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(i)  if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(ii)  if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(iii)  if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(iv) if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

8.2    DEFINITION OF ELECTRONIC TRANSMISSION

An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

8.3    INAPPLICABILITY

Notice by a form of electronic transmission shall not apply to Sections 164, 296, 311, 312 or 324 of the DGCL.

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ARTICLE IX — INDEMNIFICATION

9.1    INDEMNIFICATION OF DIRECTORS AND OFFICERS

The corporation shall, to the maximum extent and in the manner permitted by the DGCL as the same now exists or may hereafter be amended, indemnify any person against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the corporation; provided, however, that the corporation may modify the extent of such indemnification by individual contracts with its directors and officers and, provided further, that the corporation shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized in advance by the Board, (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the DGCL or (iv) such indemnification is required to be made pursuant to an individual contract. For purposes of this Section 9.1, a “director” or “officer” of the corporation shall mean any person (a) who is or was a director or officer of the corporation, (b) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (c) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

The corporation shall pay the expenses (including attorney’s fees) incurred by a director or officer of the corporation entitled to indemnification hereunder in defending any action, suit or proceeding referred to in this Section 9.1 in advance of its final disposition; provided, however, that payment of expenses incurred by a director or officer of the corporation in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should ultimately be determined that the director or officer is not entitled to be indemnified under this Section 9.1 or otherwise.

The rights conferred on any person by this Article shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the corporation’s certificate of incorporation, these bylaws, agreement, vote of the stockholders or disinterested directors or otherwise.

Any repeal or modification of the foregoing provisions of this Article shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

9.2    INDEMNIFICATION OF OTHERS

The corporation shall have the power, to the maximum extent and in the manner permitted by the DGCL as the same now exists or may hereafter be amended, to indemnify any person other than a director or officer (as such terms are defined in Section 9.1 above) against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding, in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was an employee or agent of the corporation. For purposes of this Section 9.2, an “employee” or “agent” of the corporation (other than a director or officer, as such terms are defined in Section 9.1 above) shall mean any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

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9.3    INSURANCE

The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the DGCL.

9.4    EXPENSES

The corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any such director or officer in connection with such proceeding, upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under this bylaw or otherwise; provided, however, that the corporation shall not be required to advance expenses to any such director or officer in connection with any proceeding (or part thereof) initiated by such person unless the proceeding was authorized in advance by the Board.

Notwithstanding the foregoing, unless otherwise determined pursuant to Section 9.5, no advance shall be made by the corporation to an officer of the corporation (except by reason of the fact that such officer is or was a director of the corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by the Board by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

9.5    NON-EXCLUSIVITY OF RIGHTS

The rights conferred on any person by this bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the certificate of incorporation, bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the DGCL.

9.6    SURVIVAL OF RIGHTS

The rights conferred on any person by this bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

9.7    AMENDMENTS

Any repeal or modification of this bylaw shall only be prospective and shall not affect the rights under this bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

ARTICLE X — AMENDMENTS

These bylaws may be adopted, amended or repealed by the stockholders of the corporation. However, the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal these bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power, to adopt, amend or repeal these bylaws as set forth above.

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